UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

INFORMATION REQUIRED IN INFORMATION STATEMENT

SCHEDULE 14C INFORMATION

 Information Statement Pursuant to Section 14(c) of the

Securities Exchange Act of 1934

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REVOLUTION LIGHTING TECHNOLOGIES, INC.

 (Name of Registrant As Specified In Its Charter)

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REVOLUTION LIGHTING TECHNOLOGIES, INC.

177 BROAD STREET

STAMFORD, CONNECTICUT 06901

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To Be Held May 12, 2016

The Annual Meeting of Stockholders of Revolution Lighting Technologies, Inc. (the “Company”) will be held on May 12, 2016 at 3:00 p.m. local time at 177 Broad Street, Stamford, Connecticut 06901. The meeting will be held for the following purposes:

1.	To elect the nominees named herein to the Board of Directors;
2.	To ratify the selection of RSM US LLP as our independent registered public accounting firm to audit the consolidated financial statements of the Company and its subsidiaries for the fiscal year ending December 31, 2016;
3.	To amend the Company’s 2013 Stock Incentive Plan to increase the number of shares of common stock by 500,000 shares and increase the maximum number of shares to any one individual based on the achievement of performance goals to 75,000 shares per calendar year;
4.	To decrease the number of authorized shares of common stock from 200,000,000 to 35,000,000; and
5.	To consider other matters that may properly come before the meeting.

You have the right to receive this Information Statement if you were a stockholder of record of our Company at the close of business on March 14, 2016.

The Annual Meeting is a business-only meeting. It will not include any presentations by management.

Additional information regarding the Company is included in its Annual Report on Form 10-K and other documents filed with the Securities and Exchange Commission, 100 F Street, N.E., Washington, D.C. 20549. These documents also are available on the Revolution website at www.rvlti.com under the “Investor Relations” tab.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY. However, you may vote your shares at the meeting.

By order of the Board of Directors

Robert V. LaPenta
April 20, 2016	Chairman of the Board, Chief Executive Officer and President

INFORMATION STATEMENT

INFORMATION ABOUT THE ANNUAL MEETING

This Information Statement is being furnished in connection with the Revolution Lighting Technologies, Inc. (“Revolution,” “we,” “our,” “us,” the “Company”) Annual Meeting, to be held on May 12, 2016, and at any adjournment thereof (the “Annual Meeting”). The Annual Meeting will be held at our headquarters at 177 Broad Street, Stamford, Connecticut, at 3:00 p.m. EDT. This Information Statement is being furnished to the Company’s stockholders on or about April 20, 2016.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY. However, you may vote your shares at the meeting.

Important Notice Regarding the Availability of this Information Statement and Annual Report On Form 10-K for the Annual Meeting to be held on May 12, 2016

This Information Statement and our Annual Report on Form 10-K for the fiscal year ended December 31, 2015, including our financial statements (the “Annual Report”), are also available to you on the Revolution website at www.rvlti.com under the “Investor Relations” tab. Directions to the Annual Meeting at our corporate headquarters can also be obtained on the Revolution website under the “Contact” tab.

Householding of Information Statements

The Company has been notified that certain banks, brokers and other nominees may household the Company’s Information Statement and Annual Report for stockholders who hold Company shares with the bank, broker or other nominee in “street” name and have consented to householding. In this case, you may request individual copies of the Information Statement and Annual Report by contacting your bank, broker or other nominee. We will promptly deliver a separate copy of any such document to you if you write or call us at the following address or telephone number: Revolution Lighting Technologies, Inc., 177 Broad Street, 12th Floor, Stamford, Connecticut 06901, Attention: Corporate Secretary, (203) 504-1111, or you can request a copy of any such document by visiting our website at www.rvlti.com under the “Investor Relations” tab. If you want to receive separate copies of the Information Statement and Annual Report in the future, or if you are receiving multiple copies and would like to receive only one copy for your household, you should contact your bank, broker or other nominee record holder, or you may contact us at the above address and telephone number.

How You Can Review the List of Stockholders

The names of stockholders of record entitled to vote at the Annual Meeting will be available at the Annual Meeting and, for 10 days prior to the Annual Meeting, at the Office of the Secretary of the Company.

Outstanding Shares; Required Votes

On March 10, 2016, the Company effected a one-for-ten reverse stock split (the “Reverse Split”) of the Company’s common stock. All share and per share information in this Information Statement has been restated to give effect to the Reverse Split, as applicable.

The Board of Directors of the Company (the “Board” or “Board of Directors”) has fixed the close of business on March 14, 2016 as the record date (the “Record Date”) for the determination of the holders of our voting securities entitled to notice of, and to vote at, the Annual Meeting. Our classes of outstanding voting securities on the Record Date consisted of 16,011,792 shares of common stock, $0.001 par value, entitled to one vote per share.

As provided in our By-Laws, in order to conduct the Annual Meeting, holders of a majority of the votes of the shares of stock entitled to vote must be present in person or represented by proxy so that there is a quorum. In the election of directors, the nominees who receive a plurality of the votes cast at the Annual Meeting will be

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elected. With respect to Proposals 2 (Ratification of Auditors) and 3 (Approval of an Amendment to the Company’s 2013 Stock Incentive Plan), ratification or approval requires a majority of the total votes cast at the Annual Meeting by holders of shares present in person or represented by proxy and entitled to vote on the matter. With respect to Proposal 4 (Approval of an Amendment to the Company’s Certificate of Incorporation Decreasing Authorized Common Stock), approval requires the affirmative vote of the holders of a majority of the outstanding shares of common stock. Abstentions and “broker non-votes” will have no effect on the election of directors; the top seven candidates will be elected to the Board of Directors. Abstentions will have the effect of a “No” vote on Proposals 2 and 3, while broker non-votes with respect to such proposals are not entitled to vote and thus would not affect the vote. Abstentions and broker non-votes would have the effect of a “No” vote on Proposal 4.

As of the Record Date, RVL 1 LLC (“RVL”), an affiliate of Aston Capital, LLC (“Aston”), which is controlled by our Chairman, Chief Executive Officer and President, Robert V. LaPenta, owns 8,245,386 shares of our outstanding common stock, representing approximately 51.5% of the outstanding voting shares entitled to vote at the Annual Meeting. RVL has advised the Company that it intends to vote “FOR” each of the nominees for election to the Board of Directors; “FOR” the selection of RSM US LLP as our independent registered public accounting firm; “FOR” an amendment to the Company’s 2013 Stock Incentive Plan to increase the number of authorized shares under the plan; and “FOR” a decrease in the number of authorized shares of common stock from 200,000,000 to 35,000,000. Therefore, the Company expects that each matter to be considered at the Annual Meeting will be approved.

INTEREST OF CERTAIN PERSONS IN MATTERS TO BE ACTED UPON

No director or executive officer, other than in his role as nominee, director or executive officer, associate of any director or executive officer or any other person has any substantial interest, direct or indirect by security holdings or otherwise, in the matters described herein which, to the extent such director, executive officer or associate of such director or executive officer is a stockholder of the Company, is not shared by all other stockholders pro-rata and in accordance with their respective stock ownership interests.

PROPOSAL NO. 1

ELECTION OF DIRECTORS

At the Annual Meeting, seven Directors will be elected by the holders of the common stock, to hold office until the next annual meeting and until their successors have been elected and qualified. The seven director candidates receiving the highest number of affirmative votes will be elected as Directors of the Company. Votes against the Directors and votes withheld will have no legal effect. The Board has nominated seven of the current eight directors of the Company for re-election to the Board at the Annual Meeting to serve until the 2017 annual meeting of stockholders, or until their successors are elected and qualified.

If any of the nominees should become unavailable, your shares will be voted for a Board-approved substitute, or the Board may reduce the number of directors to be elected. If any director resigns, dies or is otherwise unable to serve out his term, or the Board increases the number of directors, the Board may fill the vacancy until the next annual meeting.

Name, age and present position, if any, with the Company	Period served as director, other business experience

Robert V. LaPenta, 70 Chairman, CEO and President

Mr. LaPenta has served as a member of our Board of Directors and as Chairman since September 2012, as our Chief Executive Officer since January 2013 and as our President since July 2015. Mr. LaPenta is also a founder of Aston, a private investment company specializing in investments in secure military communication companies and companies with green technologies. Mr. LaPenta has also served as a member of the Board of Directors of Leap Wireless International, Inc. (“Leap Wireless”) from March 2005 until its acquisition by AT&T

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Corporation in March 2014. From August 2006 to August 2011, Mr. LaPenta served as Chairman, President and Chief Executive Officer of L-1 Identity Solutions, Inc. (“L-1”), a provider of technology solutions for protecting and securing personal identities and assets. From April 1997 to April 2005, Mr. LaPenta served as President and Chief Financial Officer and a director of L-3 Communications Holding, a company he cofounded in April 1997. Mr. LaPenta received a B.B.A. in accounting from Iona College in New York, and in 2000 he also received an honorary degree from Iona. Robert V. LaPenta is the father of Robert V. LaPenta, Jr.

Mr. LaPenta was elected to our Board based on his extensive experience managing and developing growth companies as a result of his executive roles at Lockheed Martin Corporation, L-3 Communications Holding and L-1 Identity Solutions, Inc., as well as extensive experience in investment companies. Mr. LaPenta also holds a substantial personal investment in our common stock through RVL and Aston, of which he is a member.

James A. DePalma, 65 Chief Financial Officer

Mr. DePalma has served as a member of our Board of Directors since September 2012 and as Chief Financial Officer since July 2015. Mr. DePalma has been the Vice Chairman and Senior Managing Partner of Aston since August 2011. Prior to joining Aston, Mr. DePalma was the Executive Vice President, Chief Financial Officer and Treasurer of L-1. Prior to L-1, Mr. DePalma was a founding partner of L-1 Investment Partners. Prior to the formation of L-1 Investment Partners, Mr. DePalma served as a consultant to L-3 Communications Holdings, Inc. and was Chief Executive Officer of Core Software Technology, a leading software provider to the intelligence community and an equity investment of L-3 Communications Holdings, Inc.

Mr. DePalma has also held high level executive positions with Westinghouse Electric Corporation, CBS Corporation and Viacom International, including Corporate Vice President of Finance at Westinghouse Electric where he managed Mergers and Acquisitions and implemented the restructuring, reorganizing and integration of a variety of businesses ($30 billion in acquisitions/divestitures). Prior to joining CBS, Mr. DePalma was a Senior Partner at PricewaterhouseCoopers specializing in Defense and Communications and mergers and acquisitions.

Mr. DePalma served as the Chairman of the Board of Broadband Enterprises. Mr. DePalma also served on a number of boards including ImageSat International and CBS MarketWatch. Mr. DePalma was elected to our Board based on his four decades of operational and finance experience in the defense and technology industries. Mr. DePalma also holds a substantial personal investment in our common stock through RVL and Aston, of which he is a member.

Robert A. Basil Jr., 37

Mr. Basil has served as a member of our Board of Directors since September 2012. He has been a Partner of Aston since its founding in August 2011. His career has been focused on investing in, building and managing companies in the aerospace, defense, and national security industries, deploying over $8 billion of capital. Mr. Basil focuses on investments in the defense and national security sectors for Aston.

Prior to joining Aston, Mr. Basil served as the Vice President of Strategic Planning and Business Operations at L-1, where he was responsible for implementing strategic initiatives and financial matters. The Company was acquired in 2011 by two defense integrators.  The Company was founded and capitalized by L-1 Investment Partners, LLC a private equity firm where Mr. Basil served as the Director of Mergers and Acquisitions. Prior to this, he served as the Corporate Manager of Mergers, Acquisitions, and Corporate Strategy at L-3 Communications, Inc. Mr. Basil began his career as at Deutsche Bank in New York in the bank’s Media and Technology Investment Banking Group.  Mr. Basil is a graduate of Georgetown University. Mr. Basil was elected to our Board based on his financial and operational experience. Mr. Basil also holds a substantial personal investment in our common stock through RVL and Aston, of which he is a member.

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William D. Ingram, 59	Mr. Ingram has served as a member of our Board of Directors since September 2012. Since December 2015, Mr. Ingram has served as the Chief Financial Officer of Avalara, Inc., a cloud-based SaaS company providing compliance solutions to customers worldwide. From April 2015 to December 2015, he served as the interim CFO for Khan Academy, a non-profit educational organization created in 2006 by educator Salman Khan with the aim of providing a free, world-class education for anyone, anywhere. He served as Executive Vice President of Leap Wireless from February 2012 through its acquisition by AT&T in March 2014, overseeing Leap Wireless’ spectrum, acquisitions, investments and strategic activities. Mr. Ingram continued to work for AT&T in an interim role assisting with the integration of Leap by AT&T until January 2015. Prior to joining Leap Wireless in 2007, Mr. Ingram served as Vice President and General Manager of AudioCodes, Inc., a telecommunications equipment company, from July 2006 to March 2007. Mr. Ingram served as the President and Chief Executive Officer of Nuera Communications, Inc., a provider of VoIP infrastructure solutions, from September 1996 until it was acquired by AudioCodes, Inc. in July 2006. Mr. Ingram holds an A.B. in economics from Stanford University and an M.B.A. from Harvard Business School. Mr. Ingram was elected to the Board based on his significant leadership experience from his professional experience and services as an executive and board member to other technology companies.

Robert V. LaPenta Jr., 47	Mr. LaPenta has served as a member of our Board of Directors since September 2012. Mr. LaPenta has been a Partner of Aston since August 2011. Mr. LaPenta has also served as a member of the board of directors of TherapeuticsMD, Inc. since February 2012 and currently serves on its Audit Committee. Mr. LaPenta previously served as Vice President of Mergers and Acquisitions and Corporate Strategy for L-1 from April 2007 to August 2011 where he assisted L-1 senior management in identifying acquisition candidates and investments while assisting in due diligence, structuring, valuation, execution and related financing. Mr. LaPenta graduated in 1991 from Boston College with a B.A. in Accounting and Finance. Robert V. LaPenta Jr. is the son of Robert V. LaPenta. Mr. LaPenta was elected to our Board based on his corporate strategy experience. Mr. LaPenta also holds a substantial personal investment in our common stock through RVL and Aston, of which he is a member.

Dennis McCarthy, 69	Mr. McCarthy has served as a member of our Board of Directors since September 2012. Mr. McCarthy has been the Financial Director for The Bloomingdale Family Program since 2008 and has served on its board of directors since January 2012. Prior to joining Bloomingdales, Mr. McCarthy spent nearly four decades at PricewaterhouseCoopers from 1968 through 2008, where he led the firm’s Global Telecommunications tax practice from 1997 to 2005 in addition to client responsibilities. He has also served as the Chairman of the Parent’s Committee at Barnard College from 2004 to 2008 and on the Audit Committee of the Winged Foot Golf Club from 2009 to 2012. Mr. McCarthy holds a B.S. in accounting from Clarkson University and is a CPA. Mr. McCarthy was elected to our Board based on his significant financial and accounting expertise.

Stephen G. Virtue, 47

Mr. Virtue has served as a member of our Board of Directors since September 2012. Mr. Virtue is the founder of Kato Consultants, Inc. Kato Consultants, Inc. was founded in July 2012. Mr. Virtue was the Managing Director of Institutional Equity Capital Markets at Miller Tabak & Co., LLC from October 2002 to January 2015. Prior to joining Miller Tabak, Mr. Virtue served as the Director of Institutional Equity Capital Markets at Dain Rousher/Royal Bank of Canada where he covered various hedge funds from April 2000 to October 2002. From March 1998 to April 2000, Mr. Virtue worked at Paine Webber as Vice President of Institutional Equity Capital Markets. Prior to joining Paine Webber, Mr. Virtue worked at Smith Barney as a listed trader in New York from 1995 to 1997. Mr. Virtue holds a B.S. in marketing from Boston College, Carroll School of Management. Mr. Virtue was elected to the Board based on his significant expertise and diverse background and perspective as a result of his executive experience in the financial industry.

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The Board of Directors recommends a vote “FOR” for each director nominee.

CORPORATE GOVERNANCE

Our Board of Directors

Our Board of Directors oversees the business and affairs of Revolution and monitors the performance of management. The directors keep themselves informed through discussions with our Chairman of the Board, Chief Executive Officer and President, our Chief Financial Officer, other key employees and our principal external advisors (legal counsel, independent auditors and other consultants), by reading reports and other materials that we send to them and by participating in Board and committee meetings. In 2015, the Board held four meetings (including regularly scheduled and special meetings). Each of the current directors attended at least 75% of the total number of meetings of the Board and committees of the Board on which such director served.

Director Independence; Controlled Company Status

The Board has determined that Messrs. Ingram, Virtue and McCarthy are independent under NASDAQ Rule 5605(a)(2). As of the date of this Information Statement, the Company is a “Controlled Company” under the NASDAQ rules and, as such, was exempt from certain governance requirements, including the requirement to have a majority of independent directors on the Board and the requirement for independent director oversight of executive officer compensation and director nominations. The Company believes it may no longer qualify as a “Controlled Company” at some point during 2016; as a result the Board created a Nominating and Corporate Governance Committee in April 2016, a majority of whose members are currently independent. Under NASDAQ’s transitional rules, a majority of the Company’s directors must be independent within twelve months after the Company ceases being a Controlled Company. In addition, the Company’s Compensation Committee, a majority of whose members are currently independent, and Nominating and Corporate Governance Committee must be entirely independent (except under exceptional and limited circumstances) within one year after the Company ceases being a Controlled Company.

Board Committees

During 2015, our Board had two standing committees, an Audit Committee and a Compensation Committee. In April 2016, our Board established a Nominating and Corporate Governance Committee. The responsibilities of the committees are described below.

Audit Committee

The Audit Committee reviews and approves the audit reports rendered by the Company’s independent auditors and reviews the effectiveness of the Company’s internal accounting controls and procedures. The Audit Committee reports to the Board about such matters. The Audit Committee also appoints, oversees the work of and evaluates the independent auditors. The Audit Committee has a written charter available at www.rvlti.com under the “Investor Relations” tab.

During fiscal year 2015, Messrs. Ingram, Virtue and McCarthy served on the Audit Committee. Mr. McCarthy serves as Chairman of the Audit Committee. All of the members of the Audit Committee are “independent” (as defined by NASDAQ Rule 5605(a)(2)). Our Board of Directors has determined that Mr. McCarthy is the member of the Audit Committee who (i) qualifies as an “audit committee financial expert” under applicable Securities and Exchange Commission (“SEC”) rules and regulations governing the composition of the Audit Committee and (ii) satisfies the “financial sophistication” requirements of the NASDAQ listing standards. For a brief listing of Mr. McCarthy’s relevant experience, see “Proposal 1: Election of Directors”.

The Audit Committee met four times during fiscal year 2015. For a report on certain Audit Committee actions during 2015, see the “Audit Committee Report” below.

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Compensation Committee

The Compensation Committee reviews and determines compensation plans for our executive officers, reports to the Board of Directors about such matters and recommends the incentive plans for these employees. The Compensation Committee also administers our 2003 Stock Incentive Plan and our 2013 Stock Incentive Plan. The Compensation Committee has a written charter available at www.rvlti.com under the “Investor Relations” tab. During fiscal year 2015, Messrs. LaPenta, DePalma and Ingram served on the Compensation Committee. Mr. LaPenta served as Chairman of the Compensation Committee. In April 2016, Messrs. McCarthy and Virtue were added to the Compensation Committee. Messrs. Ingram, McCarthy and Virtue are the independent members of the Compensation Committee under the NASDAQ rules.

Our Board of Directors has delegated to the Compensation Committee sole decision-making authority with respect to compensation decisions for our executive officers, including determinations of annual incentive opportunities. The Compensation Committee approves these payments and awards after considering our corporate performance and the individual performance of our executives. The Compensation Committee also administers the Company’s compensation plan for directors, employees and consultants. To assist in performing its duties, the Compensation Committee has the authority to engage external compensation consultants and other advisors. In 2015, the Compensation Committee did not retain any consultants or advisors to assist it in formulating or making executive compensation decisions.

The Compensation Committee met once during fiscal year 2015.

Nominating and Corporate Governance Committee

The Nominating and Corporate Governance Committee makes recommendations to the Board regarding the selection and approval of director nominees and oversees the Company’s corporate governance practices and procedures, including identifying best practices and reviewing and recommending to the Board any changes to the Company’s corporate governance framework. The Nominating and Corporate Governance Committee has a written charter available at www.rvlti.com under the “Investor Relations” tab. The Board formed the Nominating and Corporate Governance Committee in April 2016, and thus the committee held no meetings during fiscal year 2015. Messrs. Ingram, Virtue and McCarthy, all of whom are independent under the NASDAQ rules, and Messrs. LaPenta and DePalma, currently serve on the Nominating and Corporate Governance Committee.

Director Nominating Process

The Company’s By-Laws contain provisions which address the process by which a stockholder may nominate an individual to stand for election to the Board of Directors at the Company’s annual meeting of stockholders. A stockholder entitled to vote in the election of directors may nominate one or more persons for election as director at a meeting if written notice of that stockholder’s intent to make the nomination has been given to us, with respect to an election to be held at an annual meeting of stockholders (A) not later than the close of business on the 90th day nor earlier than the close of business on the 120th day prior to the first anniversary of the date that our proxy statement is released to stockholders in connection with the previous year’s annual meeting of stockholders, or (B) (i) if no annual meeting was held in the previous year or (ii) the date of the annual meeting is more than 30 calendar days before or more than 60 days after such anniversary date, notice by the stockholders to be timely must be so delivered not earlier than the close of business on the 120th day prior to such annual meeting and not later than the close of business on the later of the 90th day prior to such annual meeting or the 10th day following the day on which the date of the annual meeting is publicly announced by the Company. With respect to an election to be held at a special meeting of stockholders, written notice of that stockholder’s intent to make the nomination shall have been given to us not less than ten (10) and not more than sixty (60) days before the date of the special meeting.

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The notice shall include the name and address of the stockholder and his or her nominees, a description of the shares and derivative securities directly or indirectly owned by the stockholder, a representation that the stockholder is entitled to vote at the meeting and intends to nominate the person, a description of all arrangements or understandings between the stockholder and each nominee, other information as would be required to be included in a proxy statement soliciting proxies for the election of the stockholder’s nominees, and the consent of each nominee to serve as a director of the Company if so elected. We may require any proposed nominee to furnish other information as we may reasonably require to determine the eligibility of the proposed nominee to serve as a director of the Company. See “Proposals by Stockholders” below for the deadline for nominating persons for election as directors for the 2017 annual meeting of stockholders.

The Company’s goal is to assemble a Board of Directors that brings to the Company a variety of perspectives and skills derived from business and professional experience. Although the Company does not have any formal rules or policies regarding minimum qualifications for nominees and has not adopted a formal policy with regard to the consideration of diversity when evaluating candidates for election to the Board, the Nominating and Corporate Governance Committee and the Board consider a variety of criteria when evaluating potential Board members, as described below, and expects that Board candidates be of the highest ethical character, share the values of the Company, be capable of discharging his or her fiduciary duties to the stockholders of the Company, have reputations, both personal and professional, consistent with the image and reputation of the Company, be highly accomplished in their respective field, and possess the relevant expertise and experience necessary to assist the Company with enhancing stockholder value.

The Company seeks new nominees for election to the Board, when necessary, through a variety of channels, including informal recommendations through business and personal contacts. Current members of the Board of Directors are polled for suggestions. Research also may be performed to identify qualified individuals. To date, the Company has not engaged third parties to identify, evaluate, or assist in identifying potential nominees, although the Company reserves the right in the future to retain a third party search firm, if necessary. The Nominating and Corporate Governance Committee also considers candidates recommended by stockholders and evaluates such candidates in the same manner as it evaluates all candidates. The procedures for communicating with the Nominating and Corporate Governance Committee are set forth below under “Communications to the Board.” See also “Proposals by Stockholders” below.

The Company currently does not have a written policy with regard to director qualifications. The Nominating and Corporate Governance Committee will evaluate any candidate recommended for nomination as a director, whether proposed by a stockholder, or identified through the Committee’s own search processes, about whom it is provided appropriate information in a timely manner. The Nominating and Corporate Governance Committee considers nominees by first evaluating the current members of the Board of Directors willing to continue in service. Current members of the Board with skills and experience that are relevant to the Company’s business and who are willing to continue in service are considered for re-nomination, balancing the value of continuity of service by existing members of the Board with that of obtaining a new perspective. If any member of the Board does not wish to continue in service or if the Board of Directors decides not to re-nominate a member for re-election (whether on the advice of the Nominating and Corporate Governance Committee or otherwise), the Nominating and Corporate Governance Committee and the Board of Directors will seek to identify nominees that possess the characteristics outlined below.

All new candidates for election to the Board and all Board members eligible for nomination for re-election to the Board are evaluated based upon a variety of criteria, including the following:

•	the adequacy of such candidate or Board member’s time available to commit to responsibilities as a member of the Board;

•	sound personal and professional integrity;

•	an inquiring and independent mind;

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•	practical wisdom and mature judgment;

•	broad training and experience at the policy-making level of business, finance and accounting, or technology;

•	the appropriate size and the diversity of the Company’s Board of Directors;

•	the needs of the Company with respect to the particular talents and experience of its directors;

•	the knowledge, skills and experience of nominees, including experience in technology, business, or finance, in light of prevailing business conditions and the knowledge, skills and experience already possessed by other members of the Board;

•	familiarity with national and international business matters;

•	experience with accounting rules and practices; and

•	the need to satisfy governance and other standards set by the SEC and NASDAQ.

The Nominating and Corporate Governance Committee and Board of Directors may also consider such other factors as it may deem to be in the best interests of the Company and its stockholders.

The experiences of each director as described under “Proposal 1 – Election of Directors” led the Board to conclude that each such person should serve on the Board.

Board Leadership Structure

On January 29, 2013, the Board appointed Robert V. LaPenta, Chairman of the Board of Directors of the Company, to serve as Chief Executive Officer of the Company. The Company does not have a lead independent director. The Board concluded that combining the position of Chairman and Chief Executive Officer best suits the Company’s needs due to Mr. LaPenta’s proven ability to provide strategic and operational guidance to management teams to accelerate global growth. In addition, the Board believes that Mr. LaPenta’s substantial investment in the Company through RVL provides further alignment with shareholder value. Mr. LaPenta does not receive a salary in connection with his service as Chief Executive Officer.

Board Role in Risk Oversight

The full Board exercises risk oversight at Revolution. Committees are designated to take the lead in discrete areas of risk oversight when appropriate. For example, the Audit Committee is primarily responsible for risk oversight relating to financial statements, and the Compensation Committee is primarily responsible for risk oversight relating to executive compensation. Committees report to the Board on risk management matters.

Management presents to the full Board its view of the significant risks facing the Company in Board discussions throughout the year. Matters such as risk appetite and management of risk are also discussed. Risk is explicitly addressed in a wide range of Board discussions, including those relating to business unit activities, specific corporate functions and consideration of extraordinary transactions. The Board has full access to management, as well as the ability to engage advisors, in order to assist it in its risk oversight role.

Communications to the Board

Stockholders may communicate with the Company’s Board of Directors by mailing a communication to the entire Board or to one or more individual directors, in care of the Secretary, Revolution Lighting Technologies, Inc., 177 Broad Street, Stamford, Connecticut 06901. All communications from stockholders to Board members (other than communications soliciting the purchase of products and services) will be promptly relayed to the Board members to whom the communication is addressed.

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Review, Approval or Ratification of Transactions with Related Persons

The Audit Committee reviews (on an ongoing basis, as appropriate) and approves or ratifies on behalf of the Company any proposed, on-going or completed transaction involving the Company and (i) any director or executive officer of the Company, (ii) any owner of 5% or more of any class or series of shares of the Company or (iii) such other person serving as an officer or member of the senior management of the Company or as a member of the board of directors or similar governing body of any subsidiary of the Company as may be designated in accordance with such policy or (iv) any member of the family of, or any company or other entity affiliated with, any such person, in each case considering any audit procedures or safeguards of the Company’s interests appropriate to be instituted in connection with such transaction.

Code of Business Conduct and Ethics

Revolution has set forth its policy on ethical behavior in a document called “Code of Business Conduct and Ethics.” This policy applies to the members of our Board of Directors and all employees, including (but not limited to) our principal executive officer, principal financial officer, principal accounting officer or controller and persons performing similar functions. This policy comprises written standards that are reasonably designed to deter wrongdoing and to promote the behavior described in Item 406 of Regulation S-K promulgated by the SEC. The text of this code of business conduct and ethics is posted on our internet site at www.rvlti.com/investor_relations, where we may also disclose any amendments to and waivers of the code.

Annual Meeting Attendance

Directors are invited and encouraged to attend each annual meeting of stockholders. All directors attended our 2015 annual meeting of stockholders.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

During fiscal year 2015, Messrs. LaPenta, DePalma and Ingram served on the Compensation Committee. Mr. LaPenta served as Chairman of the Compensation Committee. Mr. LaPenta also serves as our Chairman, Chief Executive Officer and President, and Mr. DePalma serves as our Chief Financial Officer. Mr. LaPenta also served as an independent director on the board of directors of Leap Wireless prior to its sale to AT&T, consummated in March 2014. Mr. Ingram who also serves on the Compensation Committee of the Company served as the Executive Vice President, Strategy of Leap until such sale to AT&T.

RVL, our controlling shareholder, is managed by Aston and is controlled by Mr. LaPenta. Messrs. LaPenta, DePalma, LaPenta, Jr. and Basil are all officers of RVL and members of Aston. Messrs. LaPenta and DePalma also serve as officers of Aston. RVL and Aston have entered into transactions with the Company in which the amount involved exceeded $120,000. For details of all such transactions with related persons since the beginning of fiscal year 2015, please refer to the section entitled “Transactions with Related Persons” below.

COMPENSATION COMMITTEE REPORT

The Compensation Committee has reviewed and discussed the Compensation Discussion and Analysis contained in this Information Statement with our management. Based on these discussions with management, the Compensation Committee has recommended to the Board of Directors that the Compensation Discussion and Analysis be included in this Information Statement on Schedule 14C.

Respectfully submitted by the Compensation Committee of the Board of Directors.

Robert V. LaPenta, Chairman

James A. DePalma

William D. Ingram

Dennis McCarthy

Stephen G. Virtue

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COMPENSATION DISCUSSION AND ANALYSIS

This section provides information regarding the compensation program in place for Mr. LaPenta, our Chairman, CEO and President, Mr. DePalma, our CFO, and Mr. Schafer, our former President and CFO, collectively, the named executive officers.

Introduction and Background

The primary objective of the Company’s executive compensation program is to attract, motivate and retain executive officers of outstanding ability and to align the interests of these executive officers with the interests of shareholders. Part of our long-term business strategy is to expand our sales network and pursue acquisitions of complementary businesses that will expand our sales, geographic and market scope, and product range. Consequently, our executives must be capable of fulfilling this strategy, identifying complementary businesses, negotiating acquisitions and strategic relationships, and successfully blending these organizations into our business. We believe that rewarding executives for superior levels of achievement will result in significant long-term value creation for us and our shareholders. As a result, we believe that the compensation packages we provide to employees, including the named executive officers, must include both cash-based and equity-based elements that reward short- and long-term performance.

Our CEO, Mr. LaPenta, and our CFO, Mr. DePalma, are officers of RVL, the Company’s principal shareholder, and as such they beneficially own a substantial portion of the common stock. Because of this ownership position, Mr. LaPenta and Mr. DePalma have a direct and substantial interest in the long-term growth of our Company and are not paid an annual salary.

The Board of Directors has delegated to the Compensation Committee sole decision-making authority with respect to compensation decisions for our executive officers, including determinations of annual incentive opportunities. The Compensation Committee approves these payments and awards after considering our corporate performance and the individual performance of our executives. The Compensation Committee reviews and approves restricted share awards and stock option grants.

Neither management nor the Compensation Committee currently engages any consultant related to executive or director compensation matters. In setting compensation levels, the Committee considers the overall level of responsibility and performance of the individual executive, compensation levels of executive officers obtained through commercially available survey data, the financial performance of the Company and other achievements during the most recently completed fiscal year, overall economic conditions, and competitive operating conditions. The Compensation Committee does not specifically benchmark to compensation data obtained, but rather subjectively utilizes the above factors in setting compensation for the named executive officers. The Compensation Committee subjectively determines, without the use of performance targets, individual performance in the following areas: increased responsibilities, performance of areas under the executive’s control, leadership, execution of strategic initiatives and decision making abilities. Although financial performance of the Company is a factor in setting executive compensation, financial and other performance targets are not utilized.

The Company’s executive compensation for the named executive officers includes the following components: base salary, subjective bonuses, restricted stock awards and other benefits.

Salary

Except for our CEO and CFO, named executive officers are paid a base salary with annual increases at the discretion of the Compensation Committee. In addition to Company performance, individual factors are also considered in setting base salaries. The Compensation Committee subjectively determines, without the use of performance targets, individual performance in the following areas: increased responsibilities, performance of areas under the executive’s control, leadership, execution of strategic initiatives and decision making abilities.

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Annual Bonus

The Company does not have a formal annual cash bonus program. Mr. LaPenta evaluates the performance of each of our executives in order to formulate award recommendations for the Compensation Committee. The Compensation Committee has the authority to make discretionary annual bonus awards to our executives, including the named executive officers, after the end of the fiscal year, once the financial results for the year are available. We followed a flexible approach to compensation which involves establishing salary grades and annual incentive award opportunities for all of our employees, including our executives, and evaluating performance after fiscal year-end to determine actual incentive award payments. Upon the terms of Mr. Schafer’s employment with the Company, until his retirement in July 2015, his target annual bonus opportunity equaled fifty percent of his base salary. The actual bonus amounts earned by the named executive officers are reflected in the Summary Compensation Table in the fiscal year earned, even though these bonus amounts are paid in the subsequent year.

Equity Compensation

As a growth company, equity awards have formed an important component of our compensation program. We use equity compensation to promote an ownership culture that encourages long-term decision-making and building shareholder value. Through our equity compensation plan, we provide designated employees, including our executives, with equity incentives that help align their interests with those of our shareholders. Our practice has been to grant equity awards to new hires in an amount appropriate to their job level and responsibilities. Additional equity awards have been granted in connection with promotions (to make the total long-term equity incentive held by such individual commensurate with other individuals in their new pay grade).

We believe that the opportunity to acquire equity creates and maintains an environment that motivates our employees to stay with the organization and provides a key incentive to them to promote our long-term success and build shareholder value. By providing employees a direct stake in our economic success, equity compensation assures a closer identification of their interests with those of the Company and our shareholders, stimulates their efforts on our behalf, and strengthen their desire to remain with us.

Retirement Benefits

The Company maintains a plan that permits participants to make contributions by salary reduction pursuant to Section 401(k) of the Internal Revenue Code of 1986, as amended (the “Code”). Mr. Schafer participated in this plan.

Other Benefits

The Company’s group health, dental, vision and life insurance plans are available to eligible full-time and part-time employees. These plans do not discriminate in favor of the named executive officers. Non-employee directors of the Company’s Board of Directors do not participate in these plans. There are no other benefits provided to the named executive officers.

The Company believes the benefits described above are necessary and appropriate in providing competitive compensation to our executive officers.

Deductibility of Compensation

Section 162(m) of the Code limits the deductibility of compensation paid to certain executive officers to $1,000,000 annually. Compensation that is “qualified performance-based compensation” generally is not subject to this $1,000,000 deduction limit. While we generally seek to ensure the deductibility of the incentive compensation paid to our executives, the Compensation Committee retains the flexibility necessary to provide cash and equity compensation in line with competitive practice, our compensation philosophy and the best interests of stockholders even if these amounts are not fully tax deductible. The Company’s awards of restricted stock vest solely on the passage of time, are not performance based and, as a result, compensation expense for those awards are not deductible to the extent they exceed $1,000,000.

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Financial Statement Restatement

The Company does not have a policy relative to making retroactive adjustments to any incentive compensation paid to the named executive officers where payment was based on the achievement of results that were subsequently the subject of restatement. The Company has never paid incentive compensation based on the achievement of results that were subsequently restated.

Risk Assessment of Compensation Policies and Practices

The Compensation Committee has assessed the compensation policies and practices for our employees and we have concluded that these policies and practices do not create risks that are reasonably likely to have a material adverse effect on the Company. In addition, the Compensation Committee believes that the mix and design of the elements of executive compensation do not encourage management to assume excessive risks.

Results of 2015 Advisory Vote to Approve Executive Compensation

At the 2015 annual meeting of stockholders, we held an advisory vote on executive compensation. 100% of the votes cast were in favor of this advisory proposal. The Committee will continue to consider the results from future advisory votes to be held every two years on executive compensation. The next stockholder advisory vote on executive compensation will be held at our 2017 annual meeting of stockholders, and the next stockholder advisory vote on the frequency of the advisory vote on executive compensation will be held no later than our 2019 annual meeting of stockholders.

EXECUTIVE COMPENSATION

The following persons served as our executive officers in the capacities indicated below during the fiscal year ended December 31, 2015, following their appointment by the Board. Our executive officers are responsible for the management of our operations, subject to the oversight of the Board.

Chairman of the Board, Chief Executive Officer and President	Robert V. LaPenta
Chief Financial Officer	James A. DePalma
Former President and Chief Financial Officer	Charles J. Schafer

The table below contains information with respect to the compensation for the fiscal years ended December 31, 2015, 2014 and 2013 of our executive officers for the period of time that they held such positions. Revolution did not have any other executive officers during fiscal 2015.

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Summary Compensation Table

Name and Principal Position (1)	Year	Salary ($)	Bonus ($)	Stock Awards ($) (2)	Option Awards ($)	Non-Equity Incentive Plan Compensation	Change in Pension Value and Nonqualified Deferred Compensation Earnings	All Other Compensation ($)		Total ($)

Robert V. LaPenta(3) Chairman of the Board, CEO and President	2015	—	—	—	—	—	—	—		—
	2014	—	—	—	—	—	—	—		—
	2013	—	—	—	—	—	—	—		—
James A. DePalma(3) Chief Financial Officer	2015	—	—	—	—	—	—	—		—

Charles J. Schafer Former President & CFO	2015	$106,154	—	—	—	—	—	$22,308	(4)	$128,462

	2014	$200,000	—	$300,000	—	—	—	$3,077		$503,077

	2013	$200,000	—	$320,000	—	—	—	—		$520,000

(1)

Represents positions held as of December 31, 2015. Mr. Schafer retired as Revolution’s President and Chief Financial Officer as of July 10, 2015. The Board then appointed Mr. LaPenta to assume the position of President and Mr. DePalma to assume the position of Chief Financial Officer. Both appointments were effective as of July 10, 2015.

(2)

The amounts shown represent the grant date fair value of the restricted stock awards received by the named executive officers, determined in accordance with FASB ASC Topic 718. The Company values restricted stock awards at the quoted market price on the grant date.

(3)

As discussed in “Transactions with Related Persons – Management Services Agreement” below, the Company is party to a management services agreement with Aston, of whom Messrs. LaPenta and DePalma are members, pursuant to which the Company issued 50,000 and 30,000 shares of restricted stock to Aston on May 15, 2013 and April 21, 2014, respectively. Aston did not receive an aware of restricted stock in 2015. Following shareholder approval of the increase in the number of authorized shares in the Company’s 2013 Stockholder Incentive Plan, the Company plans to award Aston 250,000 shares of restricted stock with equal vesting over 3 years.

(4)	Consists of Company contributions to Mr. Schafer’s 401(k) account of $3,077 and payment to Mr. Schafer of $19,231 for unused vacation pay.

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Robert V. LaPenta - On January 29, 2013, the Board appointed Robert V. LaPenta, Chairman of the Board of Directors of the Company, to serve as our Chief Executive Officer, and, effective July 10, 2015, the Board of Directors appointed Mr. LaPenta to serve as our President. Mr. LaPenta does not receive a salary in connection with his service as Chief Executive Officer and President.

James A. DePalma - Effective July 10, 2015, the Board of Directors appointed Mr. DePalma to serve as our Chief Financial Officer. Mr. DePalma does not receive a salary in connection with his service as Chief Financial Officer.

Charles J. Schafer – On January 29, 2013, the Board appointed Mr. Schafer as the Company’s President and Chief Financial Officer as well as a member of our Board of Directors. Effective July 10, 2015, Mr. Schafer retired from his positions as President and Chief Financial Officer.

Grants of Plan-Based Awards During Fiscal Year 2015

There were no grants of plan-based awards made during 2015 to the named executive officers.

Outstanding Equity Awards at Fiscal Year-End (December 31, 2015)

The following table sets forth information as to the equity awards held by each of the named executive officers as of December 31, 2015:

	Option Awards					Stock Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares of Stock that Have Not Vested (#) (1)	Market Value of Shares of Stock that Have Not Vested ($) (2)	Equity Incentive Plan Awards: Number of Unearned Shares that Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares that Have Not Vested ($)
Robert V. LaPenta	—	—	—	—	—	—	—	—	—

James A. DePalma	—	—	—	—	—	—	—	—	—

Charles J. Schafer	—	—	—	—	—	14,999	$119,992	—	—

(1)	Stock awards vest over a three-year period, ratably on each anniversary date. The 8,333 unvested shares awarded during 2013 vested on January 29, 2016. The 6,666 unvested shares awarded during 2014 will vest as follows: 3,333 shares on April 22, 2016 and 3,333 shares on April 22, 2017.

(2)	In accordance with SEC rules, the market value of unvested shares of restricted common stock is determined by multiplying the number of such shares by $8.00, the closing price of our common stock on December 31, 2015.

Stock Option Plans

2013 Equity Incentive Plan (the “Plan”). The Company’s employees, officers, non-employee directors and consultants are eligible to receive stock options, which may constitute incentive or nonqualified stock options, share appreciation rights, restricted shares, restricted share units, performance awards, stock bonus awards and other

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stock-based awards under the Plan. In addition, certain awards under the Plan may be denominated or settled in cash, including annual bonus awards. Incentive options granted under the Plan are exercisable for a period of up to ten years from the date of grant. Options may be granted only to such employees, officers, directors, consultants and advisors as the Compensation Committee shall select from time to time in its sole discretion but only employees of the Company shall be eligible to receive incentive options.

The Compensation Committee will, in its discretion, determine (subject to the terms of the Plan) who will be granted awards, the time or times at which awards shall be granted, the number of shares subject to each award, whether the options are incentive or non-qualified options or other stock-based awards, and the manner in which any options may be exercised. In making such determination, consideration may be given to the value of the services rendered by the respective individuals, their present and potential contribution to the success of the Company and such other factors deemed relevant in accomplishing the purposes of the Plan.

The Plan may be amended or terminated by the Board of Directors at any time. Any amendment which would increase the aggregate number of shares of common stock as to which options may be granted under the Plan, materially increase the benefits under the Plan, or modify the class of persons eligible to receive options under the Plan shall be subject to the approval of the stockholders. No amendment or termination may adversely affect any outstanding option without the written consent of the optionee.

Option Exercises and Stock Vested in Fiscal Year 2015

The following table sets forth information concerning the cash value realized by each of our named executive officers, upon exercise of options or vesting of restricted stock in 2015.

	Option Awards		Stock Awards
Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($) (1)
Robert V. LaPenta	N/A	N/A	N/A	N/A
James A. DePalma	N/A	N/A	N/A	N/A
Charles J. Schafer	N/A	N/A	11,666	133,500

(1)	In accordance with SEC rules, the value realized on vesting is determined by multiplying the number of shares acquired on vesting by the market value on the vesting date.

Benefits

The Company did not sponsor any defined benefit pension plan for its employees, including the named executive officers, during fiscal year 2015.

Nonqualified Deferred Compensation

The Company did not maintain any nonqualified defined contribution plan for its employees, including the named executive officers, during fiscal year 2015.

Potential Payments upon a Termination or Change in Control

The Company does not maintain any contracts, agreements, plans or arrangements that provide for payments to the named executive officers at, following, or in connection with any termination of employment, including, without limitation, resignation, severance, retirement, or a constructive termination of a named executive officer, or a change in control of the Company or a change in the named executive officer’s responsibilities. Upon

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termination of employment, any unvested equity awards made pursuant to the Company’s 2013 Stock Incentive Plan would be forfeited.

DIRECTOR COMPENSATION

Meeting Fees and Expenses

Currently, we do not provide our directors with cash compensation. We do, however, reimburse them for travel and other related expenses.

Restricted Stock Awards

We compensate our independent directors with grants of restricted stock. In January 2013, the Board of Directors approved the grants of 6,000 shares of restricted stock with equal vesting over three years to each of Messrs. Ingram, Virtue and McCarthy. In April 2014, the Board of Directors approved the grants of 3,000 shares of restricted stock with equal vesting over three years to each of Messrs. Ingram, Virtue and McCarthy. In April 2015, the Board of Directors approved the grants of 6,000 shares of restricted stock with equal vesting over three years to each of Messrs. Ingram, Virtue and McCarthy. In April 2016, the Board of Directors approved the grants of 17,500 shares of restricted stock with equal vesting over three years to each of Messrs. Ingram, Virtue and McCarthy.

The following table sets forth information regarding the compensation received by each of our non-employee directors who served as such during the fiscal year ended December 31, 2015:

2015 Director Compensation

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)(1) (2)	Option Awards ($)	All Other Compensation ($)	Total ($)
Robetrt A. Basil, Jr.(3)	—	—	—	—	—
Robert V. LaPenta, Jr.(3)	—	—	—	—	—
William D. Ingram	—	66,000	—	—	66,000
Stephen G. Virtue	—	66,000	—	—	66,000
Dennis McCarthy	—	66,000	—	—	66,000

(1)	As of December 31, 2015, the aggregate number of unvested shares of restricted stock held by each of Messrs. Ingram, Virtue and McCarthy totaled 10,000 shares.
(2)

The amounts shown represent the grant date fair value of the restricted stock awards received by the non-employee directors, determined in accordance with FASB ASC Topic 718.  The Company values restricted stock awards at the quoted market price on the grant date.

(3)

As discussed in “Transactions with Related Persons – Management Services Agreement” below, the Company is party to a management services agreement with Aston, of whom Messrs. Basil and LaPenta Jr. are members, pursuant to which the Company issued 50,000 shares of restricted stock to Aston on May 15, 2013 and issued 30,000 shares of restricted stock to Aston on April 21, 2014. Aston did not receive an award of restricted stock in 2015. Following shareholder approval of the increase in the number of authorized shares in the Company’s 2013 Stockholder Incentive Plan, the Company plans to award Aston 250,000 shares of restricted stock with equal vesting over 3 years.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), requires the Company’s directors and officers, and persons who beneficially own more than 10% of a registered class of the

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Company’s equity securities, to file reports of beneficial ownership and changes in beneficial ownership of the Company’s securities with the SEC on Forms 3, 4 and 5. Officers, directors and greater than 10% shareholders are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms they file. To our knowledge, based solely on a review of the reports on Forms 3, 4 and 5, and amendments thereto furnished to us, all reports required to be filed under Section 16(a) for the fiscal year ended December 31, 2015 were filed on a timely basis, except that a total of three reports on Form 4, one from each of  Messrs. Ingram, Virtue and McCarthy, each representing one award of restricted common stock made in accordance with the terms of the 2013 Stock Incentive Plan with a transaction award date of April 17, 2015, were filed late on April 11, 2016.

INFORMATION ABOUT BENEFICIAL OWNERSHIP OF REVOLUTION STOCK

Set forth below is certain information as of March 14, 2016, with respect to the beneficial ownership determined in accordance with Rule 13d-3 under the Exchange Act of our common stock by (a) each person who, to our knowledge, is the beneficial owner of more than 5% of our outstanding common stock, (b) each director and nominee for director, (c) each of our named executive officers and (d) all of our executive officers and directors as a group. Unless otherwise stated, the business address of each person listed is c/o Revolution Lighting Technologies, Inc., 177 Broad Street, Stamford, Connecticut 06901.

	Securities Beneficially Owned
Name and Address of Beneficial Owner	Shares Beneficially Owned	Percentage of Shares Outstanding
5% Security Holders:

RVL 1, LLC (1)	8,245,386	51.50%
Aston Capital, LLC (1)	8,325,386	52.00%
Robert V. LaPenta (1)(2)	8,375,386	52.31%
James A. DePalma (1)(3)	8,370,386	52.28%
Robert V. LaPenta, Jr. (1)	8,325,386	52.00%
Robert A. Basil, Jr. (1)	8,325,386	52.00%
American Financial Group, Inc. (4)	1,082,570	6.76%

Officers, Directors and Nominees:

Robert V. LaPenta (1)(2)	8,375,386	52.31%
James A. DePalma (1)(3)	8,370,386	52.28%
Robert V. LaPenta, Jr. (1)	8,325,386	52.00%
Robert A. Basil, Jr. (1)	8,325,386	52.00%
Stephen G. Virtue(5)	15,000	*
William D. Ingram(5)	15,000	*
Dennis McCarthy (5)	16,000	*
Charles J. Schafer(6)	40,000	*
All current directors and executive officers as a group (8 persons)	8,506,386	53.13%

*	Less than 1%

(1)

RVL holds directly 8,245,386 shares of shares of common stock. Aston, in its capacity as the managing member of RVL, may be deemed to be the beneficial owner of these 8,245,386 shares. Aston also holds directly 80,000 shares of the restricted common stock.  Messrs. LaPenta, DePalma, Basil and LaPenta, Jr., in their capacities as members and officers of RVL and members of Aston, may be deemed to be the beneficial owner of 8,325,386 shares of common stock. Each of the foregoing persons expressly disclaims (a) the existence of any group and (b) beneficial ownership with respect to any shares other than the shares owned of record by such reporting person. Does not include the Company’s planned award to Aston of 250,000 shares of restricted stock with equal vesting over 3 years.

(2)	Includes 50,000 shares of common stock owned by Mr. LaPenta in his own account.

(3)	Includes 45,000 shares of common stock owned by Mr. DePalma in his own account.

(4)	The amount shown and the following information are based solely on a Schedule 13G/A filed with the SEC on

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January 22, 2016 (as adjusted to give effect to the Reverse Split). American Financial Group, Inc. has sole voting and dispositive power with respect to the shares and is reporting as a parent holding company to Great American Insurance Company and Great American Life Insurance Company. American Financial Group, Inc.’s address is Great American Insurance Group Tower, 301 East Fourth Street, Cincinnati, Ohio 45202. See “Transactions with Related Persons – Investment Agreement” below.

(5)	Represents restricted common stock granted to each of Mr. Virtue, Mr. Ingram and Mr. McCarthy for services rendered as non-employee directors. The 8,000 remaining unvested shares, included above, vest 2,000 on April 16, 2016, 1,000 on April 22, 2016, 2,000 on April 16, 2017, 1,000 on April 22, 2017 and 2,000 on April 16, 2018. Does not include the Company’s award in April 2016 of 17,500 shares of restricted stock, with equal vesting over 3 years, to each of Messrs. Ingram, Virtue and McCarthy.

(6)	Includes 25,000 and 10,000 shares of restricted common stock with equal vesting over three years granted to Mr. Schafer. The first vesting dates were January 29, 2014 and April 22, 2015, respectively. Also includes 5,000 shares held in Mr. Schafer’s own account.

TRANSACTIONS WITH RELATED PERSONS

Since the beginning of our 2015 fiscal year, we have entered into several transactions with our principal stockholders, RVL and its managing member, Aston. Robert V. LaPenta, our Chairman, Chief Executive Officer and President, is a member and Chief Executive Officer of both Aston and RVL. James A. DePalma, our Chief Financial Officer, Robert V. LaPenta, Jr. and Robert A. Basil, Jr., all of whom are members of our Board of Directors, are each officers of RVL and members and officers of Aston. Each transaction described below was approved by the Audit Committee in accordance with the Company’s procedures for approving related party transactions.

Financings

On August 5, 2015, RVL provided an irrevocable letter of credit to support the $10 million promissory notes issued to the sellers of Energy Source, LLC, a company acquired by Revolution (the “Energy Source Acquisition”).

In April 2015, Mr. LaPenta guaranteed $5 million of borrowings under our Revolving Credit Facility, increasing our Borrowing Base by that amount.

Investment Agreement

On August 5, 2015, the Company entered into an Investment Agreement (the “Investment Agreement”) with Great American Insurance Company (“Great American”), Great American Life Insurance Company (“Great American Life”) and BFLT, LLC (“BFLT”, and together with Great American and Great American Life, the “Investors”), and closed the transactions contemplated by the Investment Agreement. Pursuant to the Investment Agreement, the Company issued and sold to the Investors and the Investors purchased from the Company an aggregate of 869,565 shares of common stock for aggregate cash consideration of $10,000,000 (the “Investment”). The proceeds from the Investment were used to fund the cash consideration in the Energy Source Acquisition, with remaining proceeds available for working capital purposes.

In connection with the Investment, the Company granted the Investors a right of first offer to purchase any new shares of capital stock, including options, warrants and other rights to acquire capital stock, and securities convertible into or exchangeable for capital stock, which the Company might propose to issue and sell during the six (6) month period following the closing of the Investment Agreement, subject to certain exceptions (the “Right of First Offer”). During the period that the Right of First Offer was in effect, the Investors were subject to certain transfer and hedging restrictions with respect to the shares of common stock issued to the Investors.

In connection with the Investment, the Company also granted the Investors certain tag-along registration rights with respect to the common stock issued to the Investors pursuant to a Registration Rights Agreement dated August 5, 2015.

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The Investors are affiliated with American Financial Group, Inc., which is deemed to exercise sole voting and dispositive power with respect to the shares in the Investment and which is the beneficial owner of 6.76% of the common stock as of the Record Date. See “Information About Beneficial Ownership of Revolution Stock” above.

Management Services Agreement

On April 9, 2013, the Company ratified a management services agreement with Aston (the “Management Agreement”) to memorialize certain management services that Aston has been providing to the Company since RVL acquired majority control of our voting stock on September 25, 2012. Pursuant to the Management Agreement, Aston has provided consulting services in connection with financing matters, budgeting, strategic planning and business development, including, without limitation, assisting the Company in (i) analyzing the operations and historical performance of target companies; (ii) analyzing and evaluating the transactions with such target companies; (iii) conducting financial, business and operational due diligence, and (iv) evaluating related structuring and other matters.

In consideration of the services provided by Aston under the Management Agreement during the period from September 25, 2012 through December 31, 2013, we issued 50,000 shares of restricted common stock to Aston. The shares vest in three equal annual increments, with the final vesting date being September 25, 2015. In April 2014, the Audit Committee approved a grant of 30,000 additional shares of restricted common stock to Aston, which vest in three equal annual increments with the first such vesting date being September 25, 2014. Aston did not receive an award of restricted stock in 2015. Following shareholder approval of the increase in the number of authorized shares in the Company’s 2013 Stockholder Incentive Plan, the Company plans to award Aston 250,000 shares of restricted stock with equal vesting over 3 years.

The Management Agreement and related consideration have been approved by the Audit Committee in accordance with the Company’s procedures for approving related party transactions.

Corporate Headquarters

During the first quarter of 2013, the Company relocated its corporate headquarters to Stamford, Connecticut to a space also occupied by affiliates of our Chairman and Chief Executive Officer. The Audit Committee agreed to an allocation of the costs of the Stamford headquarters between Aston and the Company. The Company pays Aston approximately $26,500 monthly, representing its proportionate share of the space under the underlying lease, which expires on March 31, 2020.

Other

A distributor of the Company’s products is owned by Mr. Schafer’s son. Sales to the distributor aggregated $221,300 during 2015. All such transactions are at standard pricing.

Review, Approval or Ratification of Transactions with Related Persons

Our Board of Directors has recognized that transactions between us and certain related persons present a heightened risk of conflicts of interest. In order to ensure that we act in the best interests of our stockholders, our Board of Directors has delegated the review and approval of related party transactions to the Audit Committee in accordance with our written Audit Committee Charter. The Audit Committee is to review the material facts of all interested transactions that require the Audit Committee’s approval and either approve or disapprove of the entry into the interested transactions by taking into account, among other factors it deems appropriate, whether the interested transaction is on terms no less favorable than terms generally available to unaffiliated third parties under the same or similar circumstances and the extent of the related person’s interest in the transactions. After its review, the Audit Committee will only approve or ratify transactions that are fair to us and not inconsistent with the best interests of us and our stockholders. Any director who may be interested in a related party transaction shall recuse himself from any consideration of such related party transaction.

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AUDIT COMMITTEE REPORT

The following is the report of our Audit Committee with respect to our audited financial statements for the fiscal year ended December 31, 2015.

The Audit Committee reviewed and discussed the Company’s audited financial statements with management, which has primary responsibility for the financial statements. RSM US LLP, our independent registered public accounting firm, is responsible for expressing an opinion on the conformity of the Company’s audited financial statements with accounting principles generally accepted in the United States of America.

The Audit Committee discussed with RSM US LLP the matters required to be discussed by Auditing Standard No. 16, Communications with Audit Committees, issued by the Public Company Accounting Oversight Board, or PCAOB. The Audit Committee also received the written disclosures and the letter from RSM US LLP which is required by the applicable requirements of the PCAOB regarding the independent accountant’s communications with the Committee concerning independence, and has discussed with RSM US LLP their independence. The Audit Committee also concluded that RSM US LLP’s provision of audit and non-audit services to the Company and its subsidiaries, as described in this Information Statement, is compatible with RSM US LLP’s independence.

Conclusion

Based upon the review and discussions referred to above, the Audit Committee recommended to the Board of Directors that the Company’s audited consolidated financial statements be included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2015 for filing with the SEC.

Respectfully submitted by the Audit Committee of the Board of Directors.

Dennis McCarthy, Chairman

William Ingram

Stephen G. Virtue

The information contained in the foregoing report shall not be deemed to be “soliciting material” or to be “filed” with the SEC, nor shall such information be incorporated by reference into any future filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the Company specifically incorporates it by reference in a filing.

PRINCIPAL ACCOUNTING FEES AND SERVICES

The following table sets forth the aggregate fees for services related to fiscal years 2015 and 2014 provided by RSM US LLP, our principal accountants.

	Fiscal 2015	Fiscal 2014
Audit Fees (1)	$539,100	$634,100
Audit-Related Fees	$—	$—
Tax Fees (2)	$53,700	$8,000
All Other Fees (3)	$—	$82,100

(1)	Audit Fees represent fees billed for professional services rendered for the audit of our annual consolidated financial statements, including reviews of our quarterly financial statements, as well as review services provided in connection with other regulatory filings of reports or registration statements on Forms 8-K and S-3.

(2)	Tax Fees represent fees billed for professional services related to tax reporting, compliance and transaction services assistance.

(3)	All Other Fees represent fees billed for services provided to us not otherwise included in the categories above.

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Policy on Audit Committee Pre-Approval of Audit and Permissible Non-Audit Services of Independent Auditor

The Audit Committee has established a policy to pre-approve all audit and permissible non-audit services provided by the independent auditor. Prior to engagement of an independent auditor, the Audit Committee pre-approves the services to be provided. The fees for services are budgeted and the Audit Committee requires the independent auditor and management to report actual fees versus the budget periodically throughout the year by category of service. During the year, circumstances may arise when it may become necessary to engage the independent auditor for additional services not contemplated in the original pre-approval categories. In those instances, the Audit Committee requires specific pre-approval before engaging the independent auditor.

The Audit Committee may delegate pre-approval authority to one or more of its members. The member to whom such authority is delegated must report, for informational purposes only, any pre-approval decisions to the Audit Committee at its next scheduled meeting.

PROPOSAL NO. 2

RATIFICATION OF SELECTION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Directors recommends that the stockholders ratify the selection of RSM US LLP, as the independent registered public accounting firm to audit our accounts and those of our subsidiaries for the fiscal year ending December 31, 2016. The Audit Committee approved the selection of RSM US LLP as our independent registered public accounting firm for fiscal year 2016. RSM US LLP is currently our independent registered public accounting firm. We expect that representatives of RSM US LLP will be present at the Annual Meeting. They will be given the opportunity to make a statement if they desire to do so and will also be available to respond to questions from stockholders.

There is no requirement that the Company submit the selection of its independent registered public accounting firm to its stockholders for ratification. In addition, the Sarbanes-Oxley Act of 2002 requires the Audit Committee of our Board of Directors to be directly responsible for the appointment, compensation and oversight of the audit work of our independent auditors. If our stockholders fail to ratify the selection, the Audit Committee will reconsider whether to retain RSM US LLP, and may retain that firm or another without re-submitting the matter to our stockholders. Even if the selection is ratified, the Audit Committee in its discretion may direct the appointment of a different independent registered public accounting firm at any time during the year if it determines that such a change would be in the best interests of the Company and its stockholders.

The Board of Directors recommends a vote “FOR” this proposal.

PROPOSAL NO. 3

AMENDMENT NO. 3 TO THE COMPANY’S 2013 STOCK INCENTIVE PLAN

The Company’s Board of Directors has unanimously adopted a resolution approving Amendment No. 3 to the Company’s 2013 Stock Incentive Plan, subject to the approval of the stockholders of the Company at the Annual Meeting.

On, May 15, 2013, the Company adopted the Revolution Lighting Technologies, Inc. 2013 Stock Incentive Plan, to provide an incentive to key employees, officers, directors and consultants of the Company. Awards under the Plan may be made in the form of stock options (which may constitute incentive stock option (“ISOs”) or nonqualified stock options (“NQOs”)), share appreciate rights (“SARs”), restricted shares, restricted share units, performance awards, stock bonus awards and other stock based awards. In addition, certain awards under the Plan may be denominated or settled in cash, including annual bonus awards.

Under the Plan, a maximum of 200,000 shares of the Company’s common stock were initially authorized. On May 12, 2014, the shareholders of the Company approved an amendment to the Plan which

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increased this amount to 300,000 shares. On May 11, 2015, the shareholders of the Company approved an amendment to the Plan which increased this amount to 600,000 shares.

As of March 14, 2016, 231,985 shares remained available for issuance pursuant to new awards under the Plan. The Company anticipates that the number of shares currently available under the Plan is insufficient to meet the Company’s needs, given the Company’s need to accommodate future growth. Accordingly, on April 7, 2016, the Board adopted a resolution approving and recommending to the Company’s stockholders for their approval an amendment to the Plan (the “Amendment”) which would increase the number of shares issuable under the Plan from 600,000 to 1,100,000 and increase the number of shares issuable to an individual for achievement of performance goals from 30,000 to 75,000 shares per calendar year. The Plan is attached to this Information Statement as Annex A, and the Amendment is designated as “Amendment No. 3” within Annex A. All share numbers in the Plan give effect to the Reverse Split.

The purpose of the Amendment is to provide the Company with a greater ability to attract and retain qualified individuals as employees, consultants, officers and directors by the granting of stock based awards.

The following summary description of the principal terms of the Plan does not purport to be complete and is qualified in its entirety by the full text of the Plan, as amended, which is attached as Annex A.

Summary of the Plan

Administration and Duration. The Plan is administered by the Compensation Committee of the Board (the “Committee”). Subject to the provisions of the Plan, the administrator of the Plan has authority in its discretion to, among other things, (i) designate participants, (ii) determine the type of awards to be granted to a participant, (iii) determine the number of shares of common stock to be covered by awards, (iv) determine the terms and conditions of any award, (v) interpret and administer the Plan, and (vi) make any other determination and take any other action that it deems necessary or desirable for the administration of the Plan. The Committee’s determinations under the Plan shall be final and binding on all persons. Unless terminated earlier by the Board of Directors, the Plan will terminate on May 15, 2023.

Limit on Awards under the Plan. The maximum number of shares of common stock which may be issued under the Plan is currently 600,000 shares, all of which may be issued pursuant to ISOs. If the Amendment is approved by our stockholders, this number will be increased to 1,100,000 shares. Common stock subject to an option or SAR that for any reason expires, is cancelled, or is otherwise terminated unexercised as to such shares, and any shares that are forfeited or repurchased by us in respect of any other award, shall again be available under the Plan. The maximum number of shares of common stock available under the Plan for the grant of options and SARs to any one individual during any calendar year is limited to 50,000 shares. The maximum number of shares of common stock subject to awards (other than options and SARs) that are intended to qualify as performance-based compensation under Section 162(m) of the Code and may be paid to any one individual based on the achievement of performance goals is limited to 30,000 shares, which will be increased to 75,000 shares if the Amendment passes, or if such award is payable in cash, $750,000.

The foregoing share limits are subject to adjustment pursuant to the Plan in the event of further stock splits, stock dividends and other capital events.

The shares of common stock to be delivered pursuant to the Plan may be authorized but unissued shares or treasury shares. The closing price of our common stock as reported by NASDAQ on March 14, 2016 was $7.24.

Eligibility. Awards under the Plan may be granted to employees, directors and consultants of the Company and its affiliates; provided, however, that (i) only employees of the Company or any of its subsidiaries are eligible to be granted ISOs, and (ii) only Awards of NQOs and Restricted Shares may be granted to consultants that are not individuals. As of December 31, 2015, the Company had approximately 235 employees, 6 non-employee directors and 7 consultants eligible to participate in the Plan. The Company analyzes each of its consultants on a case by case basis to determine whether they are eligible to participate. Future awards under the Plan will be made by the Committee on a discretionary basis and, therefore, are not determinable.

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Types of Awards. The Committee is authorized to grant stock options, SARs, restricted shares, restricted share units, performance awards, stock bonus awards and other stock-based awards pursuant to the Plan. Awards under the Plan will, in general, be subject to such vesting and other terms and conditions (including the attainment of performance goals) as the Committee shall determine.

Stock Options. Stock Options may be ISOs or NQOs and will have an exercise price that is not less than 100% of the fair market value of our common stock as of the date of grant (or, in the case of ISOs granted to any participant owning more than 10% of the voting power of all classes of shares of the Company or a subsidiary (a “10% holder”), not less than 110% of the fair market value). Each option shall expire no later than the tenth anniversary of its date of grant (or, in the case of ISOs granted to a 10% holder, the fifth anniversary). The method of payment for shares issued upon exercise of an option will be specified in each option agreement. Generally, the Plan permits payment to be made by cash, check, other shares of our common stock (subject to certain limits), outstanding awards, or any combination of the foregoing or by any other lawful consideration approved by the Committee.

Share Appreciation Rights. The Committee may issue SARs either independently or in tandem with options (with SARs granted in tandem with ISOs being granted at the same time as the ISOs). SARs entitle the holder to receive an amount measured by multiplying (i) the amount by which the fair market value of a share of common stock on the date of exercise exceeds the base price specified in the award agreement pertaining to such SAR by (ii) the number of shares of common stock with respect to which the SAR is exercised. Payment of SARs may be made in cash, in shares of common stock with a fair market value equal to the amount of the payment, or a combination thereof, as determined by the Committee. SARs shall be exercisable over an exercise period determined by the Committee, which will not exceed ten years from the date of grant; provided, however, that a tandem SAR shall expire no later than the related option. The base price of SARs (used in calculating appreciation at exercise) will be no less than the fair market value of a share of our common stock on the date of grant.

Restricted Shares and Restricted Share Units. The Committee may award restricted shares of common stock, which are subject to vesting conditions, transfer restrictions and a risk of forfeiture during a specified restricted period. The Committee may also award restricted share units (“RSUs”), which entitle the recipient thereof to receive a specified number of shares of common stock, an amount in cash equal to the value thereof, or a combination thereof, as determined by the Committee, upon settlement of the RSUs (which, in general, will occur at the end of the restricted period), if the vesting conditions applicable to such RSU award are satisfied. Unless otherwise provided in an award agreement, the recipient of restricted shares will be entitled to vote such shares and to receive all dividends and other distributions paid on such shares (although any share distribution during the restricted period will be subject to the same restrictions as the restricted shares in respect of which such distribution is made). RSUs do not convey voting or dividend rights with respect to the underlying shares of common stock unless and until such shares are issued to the recipient; however, the Committee may award dividend equivalents with respect to the shares of common stock referenced by a RSU award (which dividend equivalent amounts may be credited to a notional bookkeeping account or as additional RSUs and will in general be subject to the same vesting conditions and other restrictions as the RSUs).

Performance Awards. A performance award is a cash denominated award that is subject to the attainment of performance goals determined by the Committee and that is settled in either cash, shares of common stock or a combination of both, as determined by the Committee following the close of the applicable performance period (of not less than six (6) months) if and to the extent the applicable performance goals are satisfied.

Bonus Shares and Other Stock-Based Awards. The Committee may grant fully vested shares of common stock, with or without payment thereof, in lieu of a cash bonus that would otherwise be paid to the recipient. In addition, the Committee may make other stock-based awards denominated or payable in, valued in whole or in part by reference to, or otherwise based on, or related to, shares of our common stock, as determined by the Committee, including awards made pursuant to sub-plans and/or designed to comply with non-U.S. law.

Section 162(m) Awards and Business Criteria. The grant, vesting, payment or settlement of awards under the Plan (other than stock options and SARs) that are intended to be exempt performance-based compensation under Section 162(m) of the Code (“Section 162(m) Awards”) will be subject to the attainment of one or more pre-established performance goals. Such performance goals shall be established by the Committee in writing and shall

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be based on one or more of the following business criteria: (a) revenue, (b) earnings per share, (c) net income per share, (d) share price, (e) pre-tax profits, (f) net earnings, (g) net income, (h) operating income, (i) cash flow, (j) earnings before interest, taxes, depreciation and amortization, (k) sales, (l) total stockholder return relative to assets, (m) total stockholder return relative to peers, (n) financial returns (including, without limitation, return on assets, return on equity and return on investment), (o) cost reduction targets, (p) customer satisfaction, (q) customer growth, (r) employee satisfaction, (s) gross margin, or (t) revenue growth. Performance goals may be based upon the attainment of specified levels of performance by the Company, any of its subsidiaries or affiliates, or any combination thereof, on either a consolidated, business unit, departmental or divisional level. In addition, performance goals may be absolute or relative (to prior performance of the Company or to the performance of one or more other entities or external indices). Prior to the payment or settlement of any Section 162(m) Award, the Committee shall certify in writing that the applicable performance goals were achieved.

Corporate Events. In the event of (i) a merger or consolidation involving the Company in which the Company is not the surviving corporation; (ii) a merger or consolidation involving the Company in which the Company is the surviving corporation but the holders of shares receive securities of another corporation and/or other property, including cash; (iii) a change in control; or (iv) a liquidation, dissolution or winding up of the Company (each, a “Corporate Event”), the Committee may, in its sole discretion:

a) provide for the continuation, assumption or substitution of awards in connection with such Corporate Event, in which case, such awards shall be subject to adjustment pursuant to the Plan;

b) accelerate the vesting of any or all awards, subject to the consummation of such Corporate Event; or

c) cancel any or all vested and/or unvested awards as of the consummation of such Corporate Event, and provide that holders of the cancelled Awards will receive a cancellation payment in respect of cancellation of their awards based on the amount of the per Share consideration being paid for the shares in connection with such Corporate Event, less, in the case of options and SARs, the applicable exercise price or base price; provided, however, that (i) (1) holders of options and SARs shall only be entitled to consideration for cancelled awards if the per share consideration less the applicable exercise price or base price is greater than zero, and (2) with respect to performance-based awards, all performance goals and other vesting criteria shall be deemed achieved at one hundred percent (100%) of target levels and all other terms and conditions met; and (ii) the time or schedule of any payment of any award that is subject to Section 409A of the Code may only be accelerated pursuant to this section I to the extent permitted by Treas. Reg. Sec. 1.409A-3(j)(4)(ix).

Payments to holders pursuant to subsection I above shall be made in cash or, in the sole discretion of the Committee, in the form of such other consideration necessary for a holder of an Award to receive property, cash or securities (or a combination thereof) as such holder would have been entitled to receive upon the occurrence of the transaction if the holder had been, immediately prior to such transaction, the holder of the number of shares covered by the Award at such time (less any applicable exercise price or base price).

Non-Transferability. In general, awards are not transferable, except by will or the laws of descent and distribution, and during a participant’s lifetime options and SARs are only exercisable by the participant.

Compensation Clawback. Any incentive-based compensation otherwise payable or paid to a participant (including a former participant) pursuant to the Plan shall be forfeited and/or repaid to the Company as may be required by applicable law, stock exchange listing conditions or regulatory requirements or any Company clawback policy in effect from time to time.

Amendment and Termination of the Plan. Our Board of Directors may amend, alter, suspend, discontinue, or terminate the Plan in whole or in part without the consent of any stockholder, participant, other holder or beneficiary of an award, or other person, except that no such amendment shall be made without stockholder approval to the extent such approval is required by (i) applicable legal requirements or (ii) the requirements of any securities exchange or market on which the shares of common stock are listed.

Prohibition on Repricing of Options and SARs. Options and SARs granted under the Plan may not be repriced unless approved by the stockholders of the Company.

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Federal Income Tax Consequences The following is a brief, general summary of certain U.S. federal income tax consequences applicable to awards based on current federal income tax laws, regulations (including proposed regulations), and judicial and administrative interpretations.

Incentive Stock Options. In general, an ISO results in no taxable income to the optionee or deduction to the Company at the time it is granted or exercised. However, the excess of the fair market value of the shares acquired upon exercise of the ISO over the exercise price is an item of adjustment in computing the alternative minimum taxable income of the optionee. If the optionee holds the stock received as a result of an exercise of an incentive stock option for at least two years from the date of the grant and one year from the date of exercise, then the gain realized on disposition of the stock is treated as a long-term capital gain. If the shares are disposed of during this period, however, (i.e., a “disqualifying disposition”), then the optionee will include in income, as compensation for the year of the disposition, an amount equal to the excess, if any, of the fair market value of the shares upon exercise of the option over the exercise price (or, if less, the excess of the amount realized upon disposition over the exercise price). The excess, if any, of the sale price over the fair market value on the date of exercise will be a short-term capital gain. In such case, the Company will generally be entitled to a deduction, in the year of such a disposition, for the amount includible in the optionee’s income as compensation.

Nonqualified Stock Options. An optionee is not subject to income tax upon the grant of an NQO. Upon exercise of an NQO, however, he or she generally will recognize ordinary income in an amount equal to the excess of the fair market value of the shares transferred to him or her over the exercise price for the shares, with such fair market value generally determined on the date the shares are transferred pursuant to the exercise. The Company normally will be entitled to a deduction equal to the amount of ordinary income recognized by the individual in the year the income is recognized.

Share Appreciation Rights. In general, an individual will recognize ordinary income upon the exercise of a SAR in an amount equal to the amount of cash and the fair market value of our common stock or other property that he or she receives as a result of the exercise. The Company generally will be entitled to a deduction in an amount equal to the ordinary income recognized by the individual in the same taxable year in which the income is recognized.

Restricted Shares. In general, an individual is not subject to income tax upon the grant of restricted shares. In the year that the restricted shares are no longer subject to a substantial risk of forfeiture, the individual will in general recognize ordinary income in an amount equal to the fair market value of the shares of our common stock transferred to him or her, generally determined on the date the restricted shares are no longer subject to a substantial risk of forfeiture, less the purchase price paid for such shares (if any) and the Company will in general receive a corresponding federal income tax deduction. If the restricted shares are forfeited, the individual will recognize no income. An individual may, however, elect under Section 83(b) of the Code to recognize the fair market value of our common stock as ordinary income at the time of grant of the restricted shares (which election must be made within thirty days of transfer), less any purchase price, in which case the Company will generally receive a corresponding deduction in such year. If the individual so elects, (i) he or she will not otherwise be subject to ordinary income tax in the year that the restricted shares are no longer subject to a substantial risk of forfeiture, and (ii) if the restricted shares are subsequently forfeited, he or she will be allowed no deduction for the forfeiture.

Restricted Share Units. An individual generally is not subject to income tax upon the grant of an RSU, nor does the grant of an RSU result in a deduction for the Company. In the year that the RSU is paid in shares of our common stock, cash or a combination thereof, the individual will in general recognize ordinary income in an amount equal to the fair market value of the shares of our common stock issued and the amount of cash received and the Company will in general receive a corresponding deduction.

Performance Awards; Stock Bonuses and Other Stock-Based Awards. The taxation of individuals who receive performance awards, stock bonuses and other stock-based awards will depend on the form and terms and conditions of the award but, in general, will be required to recognize ordinary income in an amount equal to the cash and the fair market value of any fully vested shares of our common stock paid, determined at the time of such payment, in connection with such awards. The Company normally will be entitled to a deduction at the time when, and in the amount that, the individual recognizes ordinary income.

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Section 409A of the Code. Depending on the terms of a grant of RSUs, performance awards, other stock-based awards, and other awards, the award may be treated as deferred compensation subject to the rules under Section 409A of the Code. In that case, and if the award fails to satisfy applicable requirements under such rules, an individual may be subject to early income recognition and additional taxes and interest.

Section 162(m) of the Code. Section 162(m) of the Code places an annual $1 million per person limit on the deductibility of compensation paid by us to certain executives. The limit, however, does not apply to “qualified performance-based compensation.” We believe that awards of options, SARs and certain other “performance-based compensation” awards under the Plan will qualify for the performance-based compensation exception to the deductibility limit. Other awards, such as restricted shares and RSUs, if not subject to an achievement of performance goals based on the Section 162(m) business criteria disclosed above, may not be deductible by the Company under Section 162(m) of the Code, depending on the circumstances of the individual in the year the award becomes subject to federal income tax.

Certain Other Tax Issues. In addition to the matters described above, (i) any entitlement to a tax deduction on the part of the Company is subject to applicable federal tax rules, and (ii) if the exercisability or vesting of an award is accelerated because of a change in control, such award (or a portion thereof), either alone or together with certain other payments, may constitute parachute payments under Section 280G of the Code, which excess amounts may be subject to excise taxes and may not be deductible by the Company.

Certain Plan Information

Prior Grants under the Plan. The following table sets forth, as of the Record Date, the number of shares of Restricted Stock granted under the Plan to each of our named executive officers, all current executive officers as a group, all non-employee directors as a group, each nominee for election as a director, all employees (other than executive officers) as a group, and our consultant who has received more than 5% of the shares of Restricted Stock.

Name	Number of Restricted Shares Granted Under the Plan(1)
Robert V. LaPenta, Chairman of the Board, CEO and President	—
James A. DePalma, CFO	—
All current executive officers as a group	—
All current directors who are not current executive officers as a group	80,000
Robert A. Basil, Jr.	—
William D. Ingram	15,000
Dennis McCarthy	15,000
Robert V. LaPenta, Jr.	—
Charles J. Schafer	35,000
Stephen G. Virtue	15,000
All other current employees as a group	160,800
Aston Capital, LLC	80,000

(1)	Does not include the Company’s award in April 2016 of 17,500 shares of restricted stock to each of Messrs. Ingram, Virtue and McCarthy or the planned award of 250,000 shares of restricted stock to Aston.
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Securities Authorized for Issuance under Equity Compensation Plans. The following table provides information as of December 31, 2015 with respect to shares of our common stock that may be issued under our equity compensation plans.

Equity Compensation Plan Information

Plan Category	(a) Number of common shares to be issued upon exercise of outstanding options, warrants and rights	(b) Weighted-average exercise price of outstanding options, warrants and rights	(c) Number of common shares available for future issuance (excluding securities reflected in column (a)) (1)
Equity compensation plans approved by security holders	31,483	$43.60	243,718
Equity compensation plans not approved by security holders	—	—	—
Totals	31,483	$43.60	243,718

(1)	If Proposal No. 3 is approved by stockholders, the number of shares of common stock available for future issuance under the Company’s 2013 Stock Incentive Plan will be increased from 243,718 shares available for issuance as of December 31, 2015 to 743,718 shares. Does not include the Company’s award in April 2016 of 17,500 shares of restricted stock to each of Messrs. Ingram, Virtue and McCarthy or the planned award of 250,000 shares of restricted stock to Aston.

The Board of Directors recommends a vote “FOR” this proposal.

PROPOSAL NO. 4

AMENDMENT TO CERTIFICATE OF INCORPORATION TO DECREASE AUTHORIZED SHARES OF COMMON STOCK

Background

Our Board has unanimously approved an amendment to our Certificate of Incorporation to decrease the number of authorized shares of our common stock from 200,000,000 to 35,000,000 shares (the “Capital Amendment”). As of the Record Date, 16,011,792 shares of our common stock were issued and outstanding, and 543,099 shares were reserved (1,043,099 shares if Proposal 3 is adopted). The reserved shares of our common stock consisted of 231,985 shares reserved for issuance under our 2013 Stock Incentive Plan (731,218 shares if Proposal 3 is adopted), 31,483 shares reserved for issuance upon exercise of outstanding options and 279,631 shares to be issued for 2014 acquisitions. The form of the Capital Amendment is set forth in Annex B.

Reasons for the Capital Amendment

On March 10, 2016, the Company effected a one-for-ten reverse stock split (the “Reverse Split”) of the Company’s common stock. However, the number of authorized shares of the Company’s common stock remained unchanged following the Reverse Split. Our Board believes that a decrease in the number of authorized but unissued shares of our common stock will provide the Company with a more realistic proportion of issued and outstanding common stock and authorized and unissued shares. The reduced number of authorized but unissued shares will still provide flexibility to issue common stock for proper corporate purposes that may be identified by our Board from time to time, such as stock dividends (including stock splits in the form of stock dividends), financings, acquisitions,

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strategic business relationships, and the solicitation and compensation of key personnel. The authorized shares of common stock in excess of those currently issued or reserved for issuance will be available for issuance at such times and for such corporate purposes as our Board may deem advisable without further action by our stockholders, except as may be required by applicable laws or the rules of any stock exchange or national securities association trading system on which our securities may be listed or traded.

Effect of the Capital Amendment

The Capital Amendment will decrease the number of authorized shares of the Company’s common stock from 200,000,000 to 35,000,000 shares. The ownership percentages of the holders of the Company’s issued and outstanding common stock will not change as a result of the Capital Amendment.

The decrease in the number of authorized shares of our common stock will still permit the Board to issue authorized and unissued shares without further stockholder action (except as may be required by applicable laws or the rules of any stock exchange or national securities association trading system on which our securities may be listed or traded). The issuance in the future of additional authorized shares may have the effect of diluting the earnings per share and book value per share, as well as the stock ownership and voting rights, of the then outstanding shares of our common stock.

Although the decrease in the authorized number of shares of common stock will not, in and of itself, have any immediate effect on the rights of our stockholders, any future issuance of additional shares of common stock could affect our stockholders in a number of respects, including by diluting the voting power of the then holders of our common stock, and by diluting the earnings per share and book value per share of outstanding shares of our common stock at such time. In addition, the issuance of additional shares of common stock, or shares of preferred stock or other securities that are convertible into, or exercisable for, common stock, could adversely affect the market price of our common stock. Our Board believes that it is in the best interests of the Company and its stockholders to have additional shares of common stock authorized and available for issuance or reservation on an as-needed basis without the delay or expense of seeking stockholder approval (except as may be required by applicable laws or the rules of any stock exchange or national securities association trading system on which our securities may be listed or traded).

The Board of Directors recommends a vote “FOR” this proposal.

PROPOSALS BY STOCKHOLDERS

In order to include information with respect to a stockholder proposal in the Company’s proxy statement and related form of proxy for a stockholder’s meeting, stockholders must provide notice as required by the regulations promulgated under the Exchange Act and our By-laws.

Proposals that stockholders wish to include in our proxy statement and form of proxy for presentation at our 2017 annual meeting of stockholders must be received by us at 177 Broad Street, Stamford, Connecticut 06901, Attention, Secretary, no later than December 21, 2016. Any stockholder proposal submitted for inclusion must be eligible for inclusion in our proxy statement in accordance with the rules and regulations promulgated by the SEC. With respect to proposals submitted by a stockholder other than for inclusion in our proxy statement and related form of proxy for our 2017 annual meeting of stockholders, timely notice of any stockholder proposal must be received by us in accordance with our By-Laws no earlier than the close of business on December 21, 2016 and no later than the close of business on January 20, 2017, unless the date of our 2017 annual meeting is more than 30 days before or 60 days after the anniversary of the 2016 annual meeting of stockholders, in which case notice must be delivered not earlier than the close of business on the 120th day prior to the 2017 annual meeting and not later than the close of business on the later of the 90th day prior to the 2017 annual meeting or the 10th day following the day on which the date of the 2017 annual meeting is publicly announced by the Company. Any proxies solicited by the Board of Directors for the 2017 annual meeting of stockholders may confer discretionary authority to vote on any proposals notice of which is not timely received.

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In order to include information with respect to a stockholder proposal in our proxy statement and form of proxy for a stockholders’ meeting, stockholders must provide notice as required by the regulations promulgated under the Exchange Act.

The notice shall set forth as to each matter the stockholder proposes to bring before the annual meeting: (i) a brief description of the business desired to be brought before the annual meeting and the reasons for conducting such business at the annual meeting, (ii) the name and address, as they appear on the Company’s books, of the stockholder proposing such business, (iii) the class and number of shares of the Company and derivative securities which are directly or indirectly beneficially owned by the stockholder, (iv) any material interest of the stockholder in such business and (v) any other information that is required to be provided by the stockholder pursuant to Regulation 14A under the Exchange Act, in his capacity as a proponent to a stockholder proposal.

A stockholder’s notice relating to nomination for directors shall set forth as to each person, if any, whom the stockholder proposes to nominate for election or re-election as a director: (A) the name, age, business address and residence address of such person, (B) the principal occupation or employment of such person, (C) the class and number of shares of the Company which are beneficially owned by such person, (D) a description of all arrangements or understandings between the stockholder and each nominee and any other person(s) (naming such person(s)) pursuant to which the nominations are to be made by the stockholder and (E) any other information relating to such person that is required to be disclosed in solicitations of proxies for election of directors, or is otherwise required, in each case pursuant to Regulation 14A under the Exchange Act (including without limitation such person’s written consent to being named in our proxy statement, if any, as a nominee and to serving as a director if elected); and as to such stockholder giving notice, the information required to be provided as set forth in the preceding paragraph and our By-laws. No person shall be eligible for election as a director of the Company, unless nominated in accordance with the procedures set forth herein and in our By-laws, as amended.

INCORPORATION BY REFERENCE

We are “incorporating by reference” certain information we file with the SEC into this Information Statement, which means that we are disclosing important information to you by referring you to those documents. Information that is incorporated by reference is an important part of this Information Statement. We incorporate by reference into this Information Statement the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2015, filed with the SEC on March 10, 2016. Such documents form an integral part of this Information Statement and are also being mailed to stockholders along with this Information Statement.

By order of the Board of Directors

April 20, 2016	Robert V. LaPenta Chairman of the Board, Chief Executive Officer and President

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ANNEX A

REVOLUTION LIGHTING TECHNOLOGIES, INC.

2013 STOCK INCENTIVE PLAN

(All share numbers herein give effect to the Company’s one-for-ten reverse stock split, effective as of March 10, 2016)

SECTION 1. Purpose of the Plan.

The Revolution Lighting Technologies, Inc. 2013 Stock Incentive Plan (the “Plan”) is intended to promote the interests of the Company and its stockholders by encouraging Employees, Directors and Consultants of the Company and its Affiliates to acquire or increase their equity interests in the Company and to provide a means whereby they may develop a sense of proprietorship and involvement in the development and financial success of the Company, and to encourage them to remain with and devote their best efforts to the business of the Company. The Board also contemplates that through the Plan, the Company and its Affiliates will be better able to attract and retain the services of Persons essential for the growth and profitability of the Company.

SECTION 2. Definitions.

As used in the Plan, the following terms shall have the meanings set forth below:

“Affiliate” shall mean, with respect to any Person, any other Person that directly or indirectly through one or more intermediaries controls, is controlled by or is under common control with, the Person in question. As used herein, the term “control” means the possession, direct or indirect, of the power to direct or cause the direction of the management and policies of a Person, whether through ownership of voting securities, by contract or otherwise.

“Award” shall mean any Option, Share Appreciation Right, Restricted Share, Performance Award, Restricted Share Unit, Bonus Shares or Other Stock-Based Award.

“Award Agreement” shall mean any written agreement, contract, or other instrument or document evidencing any Award, which may, but need not, be executed or acknowledged by a Participant.

“Board” shall mean the Board of Directors of the Company.

“Bonus Shares” shall mean an award of Shares granted pursuant to Section 6(f) of the Plan.

“Change in Control” shall mean the occurrence of any one of the following events:

(a)	any “person” (as defined in Section 3(a)(9) of the Exchange Act, and as modified in Section 13(d) and 14(d) of the Exchange Act) other than (i) the Company or any of its subsidiaries, (ii) any employee benefit plan of the Company or any of its subsidiaries, (iii) Robert V. LaPenta, Aston Capital, LLC or any of its Affiliates or affiliated funds, (iv) a company owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their ownership of the Company, or (v) an underwriter temporarily holding securities pursuant to an offering of such securities (a “Person”), becomes the “beneficial owner” (as defined in Rule 13d-3 of the Exchange Act), directly or indirectly, of securities of the Company representing more than 50% of the combined voting securities of the Company then outstanding

(b)	the consummation of any merger, reorganization, business combination or consolidation of the Company with or into any other entity or organization; provided, however, that a merger, reorganization, business combination or consolidation which would result in the holders of the voting securities of the Company outstanding immediately prior thereto holding securities which represent immediately after such merger, reorganization, business combination or consolidation more than 50% of the combined voting power of the voting securities of the Company or the surviving company or the parent of such surviving company shall not be covered by this subparagraph (b);

(c)	the consummation of a sale, lease, transfer, conveyance or other disposition (including by merger or consolidation) by the Company in one or a series of related transactions, of all or substantially all of the Company’s assets, other than any such transaction if the holders of the voting securities of the Company outstanding immediately prior thereto hold securities immediately thereafter which represent more than

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50% of the combined voting power of the voting securities of the acquiror, or parent of the acquiror, of such assets;

(d)	the Board approves a plan of complete liquidation or dissolution of the Company, except in connection with a transaction described in the proviso to subparagraph (b); or

(e)	individuals who, as of the Effective Date, constitute the Board (the “Incumbent Board”) cease for any reason to constitute at least a majority of the Board; provided, however, that any individual becoming a Director subsequent to the Effective Date whose election by the Board, was approved by a vote of at least a majority of the Directors then comprising the Incumbent Board shall be considered as though such individual were a Director of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of either (i) an actual or threatened election contest (as such terms are used in Rule 14A-11 of Regulation 14A promulgated under the Exchange Act) with respect to the election or removal of Directors or an actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board or (ii) a plan or agreement to replace a majority of the Directors of the Board then comprising the Incumbent Board;

provided, that, with respect to the payment or settlement of any Award that is subject to Section 409A of the Code, solely to the extent that the occurrence of the event also constitutes a “change in control event” within the meaning of Treas. Reg. § 1.409A-3(i)(5)(i) (applying for such purpose the minimal thresholds permitted to be used under Treas. Reg. §§ 1.409A-3(i)(5)(v) and (vi) for a change in control event to occur).

“Code” shall mean the Internal Revenue Code of 1986, as amended.

“Committee” shall mean the Compensation Committee of the Board. Reference to the Committee shall refer to the Board if the Committee ceases to exist and the Board does not appoint a successor Committee.

“Company” shall mean Revolution Lighting Technologies, Inc. or any successor thereto that assumes and continues the Plan.

“Consultant” shall mean any individual, other than a Director or an Employee, who, or other Person that, renders bona fide consulting or advisory services to the Company or an Affiliate.

“Director” shall mean a member of the Board.

“Effective Date” means the date that the Plan is adopted by the Board.

“Employee” shall mean any employee of the Company or an Affiliate.

“Exchange Act” shall mean the Securities Exchange Act of 1934, as amended.

“Fair Market Value” shall mean, with respect to Shares, the closing sales price of a Share on the principal established national or regional securities exchange on which the Shares are readily traded as of the trading day immediately prior to the date of determination, or if the Shares are not readily traded on an established national or regional securities exchange, the average of the closing bid and ask prices for such a Share as of the trading day immediately prior to the date as of which such value is being determined (or if there is no trading in the Shares on such date, the next preceding date on which there was trading) as reported in The Wall Street Journal (or other reporting service approved by the Committee), unless a different measure of Fair Market Value is determined by the Committee and in compliance with Section 409A or Section 422 of the Code, to the extent applicable. In the event the Shares are not publicly traded at the time a determination of its fair market value is required to be made hereunder, the determination of fair market value shall be made in good faith by the Committee and in compliance with Section 409A or Section 422 of the Code, to the extent applicable.

“Incentive Stock Option” shall mean any Option intended to be and designated as an “Incentive Stock Option” within the meaning of Section 422 of the Code.

“Non-Qualified Stock Option” shall mean any Option that is not an Incentive Stock Option.

“Option” shall mean an option granted pursuant to Section 6(a) of the Plan. Options granted under the Plan may be Incentive Stock Options or Non-Qualified Stock Options.

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“Other Stock-Based Award” shall mean an award granted pursuant to Section 6(g) of the Plan that is not otherwise specifically provided for in the Plan, the value of which is based in whole or in part upon the value of a Share.

“Participant” shall mean any Employee, Director or Consultant granted an Award under the Plan.

“Performance Award” shall mean any right granted under Section 6(e) of the Plan.

“Performance Goals” shall mean performance goals established by the Committee as contingencies for the grant of Awards and/or for Awards to vest and/or become exercisable or distributable.

“Person” shall mean an individual or a corporation, limited liability company, partnership, association, joint-stock company, trust, unincorporated organization, government or political subdivision thereof or other entity.

“Restricted Period” shall mean any period established by the Committee with respect to an Award during which the Award remains subject to forfeiture, is not exercisable by the Participant.

“Restricted Share” shall mean any Share, prior to the lapse of restrictions thereon, granted under Section 6(c) of the Plan.

“Restricted Share Unit” shall mean an Award of the right to receive Shares issued at the end of a Restricted Period (or subsequently) which is granted pursuant to Section 6(d) of the Plan.

“SEC” shall mean the Securities and Exchange Commission, or any successor thereto.

“Share Appreciation Right or “SAR” shall mean a share appreciation right granted pursuant to Section 6(b) of the Plan.

“Shares” shall mean shares of common stock of the Company, and such other securities or property as may become the subject of Awards under the Plan or into which Shares may be converted.

“Subsidiary” shall mean a “subsidiary corporation” (within the meaning of Section 424(f) of the Code) of the Company.

SECTION 3. Administration.

(a)	Committee. The Plan shall be administered by the Committee. A majority of the Committee shall constitute a quorum, and the acts of the members of the Committee who are present at any meeting thereof at which a quorum is present, or acts unanimously approved by the members of the Committee in writing, shall be the acts of the Committee. No member of the Committee shall vote or act upon any matter relating solely to himself. Grants of Awards to members of the Committee must be ratified by the Board.

(b)	Authority. Subject to the terms of the Plan and applicable law, and in addition to other express powers and authorizations conferred on the Committee by the Plan, the Committee shall have full power and authority to: (i) designate Participants; (ii) determine the type or types of Awards to be granted to a Participant; (iii) determine the number of Shares to be covered by, or with respect to which payments, rights, or other matters are to be calculated in connection with, Awards; (iv) determine the terms and conditions of any Award; (v) determine whether, to what extent, and under what circumstances Awards may be settled or exercised in cash, Shares, other securities, other Awards or other property, or canceled, forfeited, or suspended and the method or methods by which Awards may be settled, exercised, canceled, forfeited, or suspended; (vi) subject to compliance with applicable law, including, without limitation, Section 409A of the Code, determine whether, to what extent, and under what circumstances cash, Shares, other securities, other Awards, other property, and other amounts payable with respect to an Award shall be deferred either automatically or at the election of the holder thereof or of the Committee; (vii) interpret and administer the Plan and any instrument or agreement relating to an Award made under the Plan; (viii) establish, amend, suspend, or waive such rules and regulations and appoint such agents as it shall deem appropriate for the proper administration of the Plan; and (ix) make any other determination and take any other action that the Committee deems necessary or desirable for the administration of the Plan.

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(c)	Performance Goals. The Committee shall have the authority to grant Awards under the Plan that are contingent upon the achievement one or more Performance Goals. Such Performance Goals are to be specified in the relevant Award Agreement and may be based on such factors as the Committee may determine in its sole discretion. Performance Goals may be in respect of the performance of the Company, any of its Subsidiaries or Affiliates or any combination thereof on either a consolidated, business unit, departmental or divisional level. Performance Goals may be absolute or relative (to prior performance of the Company or to the performance of one or more other entities or external indices) and may be expressed in terms of a progression within a specified range. The business criteria upon which Performance Goals are based shall have any reasonable definitions that the Committee may specify, which may include or exclude any or all of the following items, as the Committee may specify: extraordinary, unusual or non-recurring items; effects of accounting changes; effects of currency fluctuations; effects of financing activities (e.g., effect on earnings per share of issuing convertible debt securities); expenses for restructuring, productivity initiatives or new business initiatives; non-operating items; acquisition expenses; stock-based compensation expenses and effects of divestitures. Any such criterion or combination of such criteria may apply to the participant’s award opportunity in its entirety or to any designated portion or portions of the award opportunity, as the Committee may specify. A Performance Goal need not be based on an increase or a positive result and may include, for example, maintaining the status quo or limiting economic losses.

(d)	Decisions Final; No Liability. Unless otherwise expressly provided in the Plan, all designations, determinations, interpretations, and other decisions under or with respect to the Plan or any Award shall be within the sole discretion of the Committee, may be made at any time and shall be final, conclusive, and binding upon all Persons, including the Company, any Affiliate, any Participant, any holder or beneficiary of any Award, any stockholder of the Company and any Employee, Director or Consultant. No Director or member of the Committee shall be liable for any action or determination made in good faith with respect to the Plan or any Award granted hereunder and the Directors and the members of the Committee shall be entitled to indemnification and reimbursement by the Company and its Affiliates in respect of any claim, loss, damage or expense (including legal fees) arising therefrom to the full extent permitted by law.

(e)	Delegation. The Committee in its sole discretion and on such terms and conditions as it may provide may delegate all or any part of its authority and powers under the Plan to one or more Directors and/or officers of the Company; provided, however, that the Committee may not delegate its authority or power if prohibited by law, or if such delegation would cause the Awards or other transactions under the Plan to cease to be exempt from Section 16(b) of the Exchange Act (to the extent involving a person subject to Section 16(b) of the Exchange Act) or not to qualify for, or cease to qualify for, exemption under Section 162(m) of the Code (to the extent Awards are intended to qualify for such exemption).

SECTION 4. Shares Available for Awards.

(a)	Shares Available. Subject to adjustment as provided in Section 4(c), the maximum number of Shares that may be issued under the Plan shall be 200,000, all of which may be issued in respect of Incentive Stock Options. In the event that any outstanding Award expires, is cancelled or otherwise terminated, any rights to acquire Shares allocable to the unexercised or unvested portion of such Award shall again be available for the purposes of the Plan. In the event that Shares issued under the Plan are reacquired by the Company pursuant to any forfeiture provision, such Shares shall again be available for the purposes of the Plan. In the event a Participant pays for any Award through the delivery of previously acquired Shares, the number of Shares available shall be increased by the number of Shares delivered by the Participant.

(b)	Sources of Shares Deliverable Under Awards. Shares delivered pursuant to an Award may be authorized and unissued Shares or treasury Shares. No fractional Shares shall be issued under the Plan; payment for any fractional Shares shall be made in cash.

(c)	Adjustments. In the event that the Committee determines that any distribution (whether in the form of cash, Shares, other securities, or other property), recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase, or exchange of Shares or other securities of the Company, issuance of warrants or other rights to purchase Shares or other securities of the Company, or

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other corporate transaction or event affects the Shares such that an adjustment is determined by the Committee to be appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan, then the Committee shall, in such manner as it may deem equitable, adjust any or all of (i) the maximum number and type of Shares (or other securities or property) that may be issued under the Plan, (ii) the maximum aggregate number and type of Shares (or other securities or property) subject to the individual Award limits pursuant to Section 4(d), (iii) the number and type of Shares (or other securities or property) subject to outstanding Awards, and (iv) the grant, exercise or base price with respect to any Award or, if deemed appropriate, make provision for a cash payment to the holder of an outstanding Award; provided, however, the Committee shall not take any action otherwise authorized under this subparagraph (c) to the extent that such action would result in a violation of Section 409A of the Code should either or both of those Code sections apply to the Award.

(d)	Limit on Individual Awards. Subject to adjustment as provided in Section 4(c), the maximum aggregate number of Shares which shall be available for the grant of Options and SARs to any one individual under the Plan during any calendar year shall be limited to 50,000 Shares. Subject to adjustment as provided in Section 4(c), the maximum number of Shares subject to Awards (other than Options and SARs) that are intended to qualify as performance-based compensation under Section 162(m) of the Code and may be paid to any one individual based on the achievement of Performance Goals established by the Committee for any calendar year is 30,000 Shares, or if such award is payable in cash, $750,000. In the case of multi-year performance periods, the amount which is paid for any one calendar year of the performance period is the amount paid for the performance period divided by the number of calendar years in the period. The limitations in this Section 4(d) shall be interpreted and applied in a manner consistent with Section 162(m) of the Code.

SECTION 5. Eligibility.

Any Employee, Director or Consultant shall be eligible to be designated a Participant and receive an Award under the Plan; provided, however, that (i) only Employees of the Company or a Subsidiary are eligible to be granted Incentive Stock Options, and (ii) only Awards of Non-Qualified Stock Options and Restricted Shares may be granted to Consultants that are not individuals.

SECTION 6. Awards.

Subject to Section 5,

(a)	Options. Subject to the provisions of the Plan, the Committee shall have the authority to determine the Participants to whom (or which) Options shall be granted, the number of Shares to be covered by each Option, the purchase price therefor and the conditions and limitations applicable to the exercise of the Option, including the following terms and conditions and such additional terms and conditions (including Performance Goals), as the Committee shall determine, that are not inconsistent with the provisions of the Plan.

(i)	Exercise Price. The purchase price per Share purchasable under an Option shall be determined by the Committee at the time the Option is granted, but shall not be less than 100% of the Fair Market Value per Share as of the date of grant. However, any Incentive Stock Option granted to any Employee who, at the time the Option is granted, owns more than 10% of the voting power of all classes of shares of the Company or of a Subsidiary shall have an exercise price per Share that is not less than 110% of Fair Market Value per Share as of the date of the grant.

(ii)	Time and Method of Exercise. The Committee shall determine the time or times at which an Option may be exercised in whole or in part, and the method or methods by which, and the form or forms (which may include, without limitation, cash, check acceptable to the Company, Shares already owned for more than six months, outstanding Awards, other securities or other property, or any combination thereof or any other means which the Committee, in its sole discretion, determines to both provide legal consideration for the Shares, and to be consistent with the purposes of the Plan, having a Fair Market Value on the exercise date equal to the relevant exercise price) in which payment of the exercise price with respect thereto may be made.

(iii)	Expiration Date. Each Option shall expire no later than the tenth anniversary of its date of grant;

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provided, however, that the expiration date of an Incentive Stock Option granted to any Employee who, at the time the Option is granted, owns more than 10% of the voting power of all classes of shares of the Company or of a Subsidiary shall not be later than the fifth anniversary of its date of grant.

(b)	Share Appreciation Rights. Subject to the provisions of the Plan, the Committee shall have the authority to determine the Participants to whom SARs shall be granted (provided, however, that any tandem SAR (i.e., a SAR granted in tandem with an Option) related to an Incentive Stock Option shall be granted at the same time that such Incentive Stock Option is granted), the number of Shares to be covered by each SAR, the base price therefor and the conditions and limitations applicable to the exercise of the SAR, including the following terms and conditions and such additional terms and conditions (including Performance Goals), as the Committee shall determine, that are not inconsistent with the provisions of the Plan.

(i)	Base Price. Each SAR grant shall specify the base price at which the SAR may be exercised with respect to a Share. The base price of each SAR shall not be less than 100% of the Fair Market Value of a Share on the date of grant. In addition, the base price with respect to Shares subject to a tandem SAR shall be the same as the Exercise Price with respect to the Shares subject to the related Option.

(ii)	Time of Exercise. The Committee shall determine the time or times at which a SAR may be exercised in whole or in part.

(iii)	Expiration Date. Each SAR shall expire no later than the tenth anniversary of its date of grant; provided, however, that the expiration date with respect to a tandem SAR shall not be later than the expiration date of the related Option.

(iv)	Payment of SAR Amount. Unless otherwise specified in the Award Agreement, a SAR may be exercised (a) by the Participant’s delivery of a written notice of exercise to the Corporate Secretary of the Company (or his or her designee) setting forth the number of whole SARs which are being exercised, (b) in the case of a tandem SAR, by surrendering to the Company any Options which are cancelled by reason of the exercise of such SAR, and (c) by executing such documents as the Company may reasonably request. Except as otherwise provided in the relevant Award Agreement, upon exercise of a SAR, the Participant shall be entitled to receive payment from the Company in an amount determined by multiplying: (i) the amount by which the Fair Market Value of a Share on the date of exercise exceeds the base price specified in the Award Agreement pertaining to such SAR; by (ii) the number of Shares with respect to which the SAR is exercised.

(v)	Payment Upon Exercise of SAR. Payment to a Participant upon the exercise of the SAR shall be made, as determined by the Committee in its sole discretion, either (a) in cash, (b) in Shares with a Fair Market Value equal to the amount of the payment or (c) in a combination thereof, as set forth in the applicable Award Agreement.

(c)	Restricted Shares. Subject to the provisions of the Plan, the Committee shall have the authority to determine the Participants to whom (or which) Restricted Shares shall be granted, the number of Restricted Shares to be granted to each such Participant, the duration of the Restricted Period during which, and the conditions, including Performance Goals, if any, under which if not achieved, the Restricted Shares may be forfeited to the Company, and the other terms and conditions of such Awards.

(i)	Voting Rights. During the Restricted Period, Participants holding Restricted Shares may exercise full voting rights with respect to those Shares, unless otherwise provided in the Award Agreement.

(ii)	Dividends and Other Distributions. During the Restricted Period, Participants holding Restricted Shares shall be entitled to receive all dividends and other distributions paid with respect to such Shares unless otherwise provided in the Award Agreement. If any such dividends or distributions are paid in Shares, the Shares shall be deposited with the Company and shall be subject to the same restrictions on transferability and forfeitability as the Restricted Shares with respect to which they were paid.

(iii)	Registration. Any Restricted Share may be evidenced in such manner as the Committee shall deem appropriate, including, without limitation, book-entry registration or issuance of a Share certificate or

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certificates. In the event any Share certificate is issued in respect of Restricted Share granted under the Plan, such certificate shall be registered in the name of the Participant and shall bear an appropriate legend referring to the terms, conditions, and restrictions applicable to such Restricted Share. Unless the Committee determines otherwise, Restricted Shares shall be held by the Company as escrow agent during the applicable Restricted Period, together with stock powers or other instruments of assignment (including a power of attorney), each endorsed in blank with a guarantee of signature if deemed necessary or appropriate by the Company, which would permit transfer to the Company of all or a portion of the Restricted Shares in the event such Award is forfeited in whole or part.

(iv)	Forfeiture and Restrictions Lapse. Except as otherwise determined by the Committee or the terms of the Award that granted the Restricted Share, upon termination of a Participant’s employment or other service for any reason during the applicable Restricted Period, all Restricted Shares shall be forfeited by the Participant and reacquired by the Company. Unrestricted Shares, evidenced in such manner as the Committee shall deem appropriate, shall be issued to the holder of Restricted Shares promptly after the applicable restrictions have lapsed or otherwise been satisfied.

(v)	Transfer Restrictions. During the Restricted Period, Restricted Shares will be subject to the limitations on transfer as provided in Section 6(h)(ii).

(d)	Restricted Share Units. The Committee shall have the authority to grant Awards of Restricted Share Units to Participants upon such terms and conditions as the Committee may determine.

(i)	Terms and Conditions. Each Restricted Share Unit Award shall constitute an agreement by the Company to issue or transfer a specified number of Shares or pay an amount of cash equal to a specified number of Shares, or a combination thereof to the Participant in the future, subject to the fulfillment during the Restricted Period or other period set by the Committee of such conditions, including Performance Goals, if any, as the Committee may specify at the date of grant. During the Restricted Period and until such Shares are issued to the Participant, the Participant shall not have any rights of ownership in the Shares covered by a Restricted Share Unit Award and shall not have any right to vote such Shares.

(ii)	Dividend Equivalents. Any Restricted Share Units Award may provide that an equivalent amount equal to any dividends or other distributions made by the Company during the Restricted Period with respect to Shares deliverable pursuant to an Award be credited in a cash bookkeeping account (without interest) or that equivalent additional Restricted Share Units be awarded, which account or Shares may be subject to the same restrictions as the underlying Award or such other restrictions as the Committee may determine.

(e)	Performance Awards. The Committee shall have the authority to determine the Participants who shall receive a Performance Award, which shall be denominated as a cash amount at the time of grant and confer on the Participant the right to receive payment of such Award, in whole or in part, upon the achievement of such Performance Goals during such performance periods as the Committee shall establish with respect to the Award.

(i)	Terms and Conditions. Subject to the terms of the Plan and any applicable Award Agreement, the Committee shall determine the Performance Goals to be achieved during any performance period, the length of any performance period, the amount of any Performance Award and the amount of any payment or transfer to be made pursuant to any Performance Award.

(ii)	Payment of Performance Awards. Performance Awards, to the extent earned, shall be paid (in cash and/or in Shares, in the sole discretion of the Committee) following the close of the performance period. Payment described in the immediately preceding sentence shall be made by the later of (i) the date that is 2 1/2 months after the end of the Participant’s first taxable year in which the Performance Award is earned and payable under the Plan and (ii) the date that is 2 1/2 months after the end of the Company’s first taxable year in which the Performance Award is earned and payable under the Plan, and such payment shall not, except to the extent permitted by Section 409A of the Code, be subject to any election by the Participant to defer the payment to a later period.

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(iii)	General. Performance Goals shall be designed to be objective and shall be substantially uncertain at the time of grant. The Committee may determine that such Performance Awards shall be granted and/or settled upon achievement of any one Performance Goal or that two or more of the Performance Goals must be achieved as a condition to the grant and/or settlement of such Performance Awards. Performance Goals may differ among Performance Awards granted to any one Participant or for Performance Awards granted to different Participants.

(iv)	Performance Period Timing for Establishing Performance Goals. Achievement of Performance Goals shall be measured over a performance period of not less than six months and not more than ten years, as specified by the Committee. Performance Goals in the case of any Award granted to a Participant shall be established not later than 90 days after the beginning of any performance period applicable to such Performance Awards, or at such later date as may be determined by the Committee with respect to Performance Awards that are not intended to qualify as performance-based compensation under Section 162(m) of the Code

(v)	Written Determinations. All determinations by the Committee as to the establishment of Performance Goals, the amount of any Performance Award, and the achievement of Performance Goals relating to Performance Awards shall be made in a written agreement or other document covering the Performance Award.

(f)	Bonus Shares. The Committee shall have the authority, in its discretion, to grant Bonus Shares to Participants. Each Bonus Share shall constitute a transfer of an unrestricted Share to the Participant, with or without other payment therefor, as additional compensation for the Participant’s services to the Company.

(g)	Other Stock-Based Awards. The Committee may develop sub-plans and may also grant to Participants an Other Stock-Based Award, which shall consist of a right which is an Award denominated or payable in, valued in whole or in part by reference to, or otherwise based on or related to, Shares as is deemed by the Committee to be consistent with the purposes of the Plan, including, but not limited to, Awards designed to comply with or take advantage of applicable local laws of jurisdictions outside of the United States. Subject to the terms of the Plan, including the Performance Goals, if any, applicable to such Award, the Committee shall determine the terms and conditions of any such Other Stock-Based Award.

(h)	General Provisions applicable to all Awards.

(i)	Awards May Be Granted Separately or Together. Subject to Section 5, Awards may, in the discretion of the Committee, be granted either alone or in addition to, in tandem with, or in substitution for any other Award granted under the Plan or any award granted under any other plan of the Company or any Affiliate. No Award shall be issued in tandem with another Award if the tandem awards would result in adverse tax consequences under Section 409A of the Code. Awards granted in addition to or in tandem with other Awards or awards granted under any other plan of the Company or any Affiliate may be granted either at the same time as or at a different time from the grant of such other Awards or awards.

(ii)	Limits on Transfer of Awards.

(A)	Except as provided in (C) below, each Option and each SAR granted to a Participant who is an individual shall be exercisable only by the Participant during the Participant’s lifetime, or by the person to whom the Participant’s rights shall pass by will or the laws of descent and distribution. Notwithstanding anything in the Plan to the contrary, an Award of Non-Qualified Stock Options shall be transferable pursuant to a domestic relations order.

(B)	Except as provided in (C) below, no Award and no right under any such Award may be assigned, alienated, pledged, attached, sold or otherwise transferred or encumbered by a Participant and any such purported assignment, alienation, pledge, attachment, sale, transfer or encumbrance shall be void and unenforceable against the Company or any Affiliate.

(C)	Notwithstanding anything in the Plan to the contrary, to the extent specifically provided by the Committee with respect to a grant, an Award of Non-Qualified Stock Options may be transferred to immediate family members or related family trusts, or similar entities on such terms and conditions as the Committee may establish.

(iii)	Stock Certificates. All certificates for Shares or other securities of the Company or any Affiliate

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delivered under the Plan pursuant to any Award or the exercise thereof shall be subject to such stop transfer orders and other restrictions as the Committee may deem advisable under the Plan or the rules, regulations, and other requirements of the SEC, any stock exchange upon which such Shares or other securities are then listed, and any applicable federal or state laws, and the Committee may cause a legend or legends to be put on any such certificates to make appropriate reference to such restrictions.

(i)	Special Provisions applicable to Section 162(m) Awards. Awards (other than Options and SARs) that are intended to qualify as performance-based compensation under Section 162(m) of the Code shall be subject to the following additional terms and conditions:

(i)	Objective Performance Goal and Business Criteria. The grant, vesting, payment and/or settlement of the Award shall be subject to the attainment of objective Performance Goals based on one or more of the following business criteria: (a) revenue, (b) earnings per Share, (c) net income per Share, (d) Share price, (e) pre-tax profits, (f) net earnings, (g) net income, (h) operating income, (i) cash flow, (j) earnings before interest, taxes, depreciation and amortization, (k) sales, (l) total stockholder return relative to assets, (m) total stockholder return relative to peers, (n) financial returns (including, without limitation, return on assets, return on equity and return on investment), (o) cost reduction targets, (p) customer satisfaction, (q) customer growth, (r) employee satisfaction, (s) gross margin, (t) revenue growth, or (u) any combination of the foregoing for the Performance Period.

(ii)	Establishment. The Committee shall establish the Performance Goals in writing within 90 days following the commencement of the applicable performance period, or such earlier time as prescribed by Section 162(m) of the Code or regulations thereunder.

(iii)	Limitation on Committee Discretion. The Committee may not increase the amounts payable pursuant to any Award or waive the achievement of the applicable Performance Goals, except as the Committee may provide in a particular Award’s Award Agreement for certain events, including but not limited to death, disability, or a change in ownership or control of the Company.

(iv)	Certification. Prior to the payment or settlement of any Award, the Committee shall certify in writing as prescribed by Section 162(m) of the Code or the regulations thereunder that the applicable Performance Goals were achieved.

(v)	Other Restrictions. The Committee shall have the authority to impose such other restrictions as it may deem necessary or appropriate to ensure that such Awards meet the requirements for “performance based compensation” under Section 162(m) of the Code.

SECTION 7. Amendment and Termination.

(a)	Amendments to the Plan. The Board or the Committee may amend, alter, suspend, discontinue, or terminate the Plan without the consent of any stockholder, Participant, other holder or beneficiary of an Award, or other Person; provided, however, no such amendment may be made without stockholder approval to the extent that such approval is required by (i) applicable legal requirements or (ii) the requirements of any securities exchange or market on which the Shares are listed. Notwithstanding the foregoing, the Committee may, but shall not be required to, amend or modify any Award to the extent necessary to avoid the imposition of taxes under Section 409A of the Code. The Company intends to administer the Plan and all Awards granted thereunder in a manner that complies with Code Section 409A, however, the Company shall not be responsible for any additional tax imposed pursuant to Code Section 409A, nor will the Company indemnify or otherwise reimburse Participant for any liability incurred as a result of Code Section 409A. Notwithstanding anything in the Plan to the contrary and subject to Section 4(c), without the approval of stockholders of the Company, no amendment and no substitution or exchange of an outstanding Option or SAR, including any cancellation, buyout or surrender, shall reduce the exercise price of any outstanding Option or the base price of any outstanding SAR to an amount less than the Fair Market Value of a share at the date of grant of the outstanding award.

(b)	Amendments to Awards. The Committee may waive any conditions or rights under, amend any terms of, or alter any Award theretofore granted, provided no change in any Award shall, except as provided in Section 7(c), materially reduce the benefit to Participant without the consent of such Participant.

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(c)	Adjustment of Awards Upon the Occurrence of Certain Unusual or Nonrecurring Events. The Committee is hereby authorized to make adjustments in the terms and conditions of, and the criteria included in, Awards in recognition of unusual or nonrecurring events (including, without limitation, the events described in Section 4(c) of the Plan) affecting the Company, any Affiliate, or the financial statements of the Company or any Affiliate, or of changes in applicable laws, regulations, or accounting principles, whenever the Committee determines that such adjustments are appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan. Notwithstanding the foregoing, in no event shall the Committee make any adjustment pursuant to this subsection (c) to Awards that are intended to qualify as performance-based compensation under Section 162(m) of the Code if such adjustment would cause the Awards to cease to so qualify.

SECTION 8. Corporate Events.

Notwithstanding anything to the contrary set forth in the Plan, in the event of (i) a merger or consolidation involving the Company in which the Company is not the surviving corporation; (ii) a merger or consolidation involving the Company in which the Company is the surviving corporation but the holders of Shares receive securities of another corporation and/or other property, including cash; (iii) a Change in Control; or (iv) a liquidation, dissolution or winding up of the Company (each, a “Corporate Event”), the Committee may, in its sole discretion (without Participant consent):

(a)	provide for the continuation, assumption or substitution of Awards in connection with such Corporate Event, in which case, such Awards shall be subject to adjustment pursuant to Section 4(c) above;

(b)	accelerate the vesting of any or all Awards, subject to the consummation of such Corporate Event; or

(c)	cancel any or all vested and/or unvested Awards as of the consummation of such Corporate Event, and provide that holders of Awards so cancelled (including unvested Awards) will receive a payment in respect of cancellation of their Awards based on the amount of the per Share consideration being paid for the Shares in connection with such Corporate Event, less, in the case of Options and SARs, the applicable exercise price or base price; provided, however, that (i) (1) holders of Options and SARs shall only be entitled to consideration in respect of cancellation of such Awards if the per Share consideration less the applicable exercise price or base price is greater than zero, and (2) with respect to Awards subject to performance-based vesting, all performance goals and other vesting criteria shall be deemed achieved at one hundred percent (100%) of target levels and all other terms and conditions met; and (ii) the time or schedule of any payment of any Award that is subject to Section 409A of the Code may only be accelerated pursuant to this Section 8(c) to the extent permitted by Treas. Reg. Sec. 1.409A-3(j)(4)(ix).

Payments to holders pursuant to subsection (c) above shall be made in cash or, in the sole discretion of the Committee, in the form of such other consideration necessary for a holder of an Award to receive property, cash or securities (or a combination thereof) as such holder would have been entitled to receive upon the occurrence of the transaction if the holder had been, immediately prior to such transaction, the holder of the number of Shares covered by the Award at such time (less any applicable exercise price or base price).

SECTION 9. General Provisions.

(a)	No Rights to Awards. No Employee, Director, Consultant or other Person shall have any claim to be granted any Award, and there is no obligation for uniformity of treatment of Employees, Directors, Consultants, or holders or beneficiaries of Awards. The terms and conditions of Awards need not be the same with respect to each recipient.

(b)	Forfeiture and Repayment. Notwithstanding any other provision of the Plan, any incentive-based compensation otherwise payable or paid to a Participant (including a former Participant) shall be forfeited and/or repaid to the Company as may be required by applicable law or stock exchange listing conditions or pursuant to any applicable regulatory requirement or Company clawback policy in effect from time to time.

(c)	Withholding. The Company or any Affiliate is authorized to withhold at the minimum statutory rate from any Award, from any payment due or transfer made under any Award or under the Plan or from any compensation or other amount owing to a Participant the amount (in cash, Shares, other securities, Shares

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that would otherwise be issued pursuant to such Award, other Awards or other property) of any applicable federal, state or local taxes payable in respect of an Award, its exercise, the lapse of restrictions thereon, or any payment or transfer under an Award or under the Plan and to take such other action as may be necessary in the opinion of the Company to satisfy all obligations for the payment of such taxes. In addition, the Committee may provide, in an Award Agreement, that the Participant may direct the Company to satisfy such Participant’s minimum tax obligation through the “constructive” tender of already-owned Shares or the withholding of Shares otherwise to be acquired upon the exercise or payment of such Award.

(d)	No Right to Employment or Other Service. The grant of an Award shall not be construed as giving a Participant the right to be retained in the employ or other service of the Company or any Affiliate. Further, the Company or an Affiliate may at any time dismiss a Participant from employment or other service free from any liability or any claim under the Plan, unless otherwise expressly provided in the Plan or in any Award Agreement.

(e)	Governing Law. The validity, construction, and effect of the Plan and any rules and regulations relating to the Plan shall be determined in accordance with the laws of the State of Delaware and applicable federal law.

(f)	Severability. If any provision of the Plan or any Award is or becomes or is deemed to be invalid, illegal, or unenforceable in any jurisdiction or as to any Person or Award, or would disqualify the Plan or any Award under any law deemed applicable by the Committee, such provision shall be construed or deemed amended to conform to the applicable laws, or if it cannot be construed or deemed amended without, in the determination of the Committee, materially altering the intent of the Plan or the Award, such provision shall be stricken as to such jurisdiction, Person or Award and the remainder of the Plan and any such Award shall remain in full force and effect.

(g)	No Trust or Fund Created. Neither the Plan nor the Award shall create or be construed to create a trust or separate fund of any kind or a fiduciary relationship between the Company or any Affiliate and a Participant or any other Person. To the extent that any Person acquires a right to receive payments from the Company or any Affiliate pursuant to an Award, such right shall be no greater than the right of any general unsecured creditor of the Company or any Affiliate.

(h)	No Fractional Shares. No fractional Shares shall be issued or delivered pursuant to the Plan or any Award, and the Committee shall determine whether cash, other securities, or other property shall be paid or transferred in lieu of any fractional Shares or whether such fractional Shares or any rights thereto shall be canceled, terminated, or otherwise eliminated.

(i)	Compliance with Laws. Each Award made hereunder shall be subject to the requirement that if at any time the Company determines that the listing, registration or qualification of the Shares subject to such Award upon any securities exchange or under any law, or the consent or approval of any governmental body, or the taking of any other action is necessary or desirable as a condition of, or in connection with, the exercise or settlement of such Award or the delivery of Shares thereunder, such Award shall not be exercised or settled and such Shares shall not be delivered unless such listing, registration, qualification, consent, approval or other action shall have been effected or obtained, free of any conditions not acceptable to the Company. The Company may require that certificates evidencing Shares delivered pursuant to any Award made hereunder bear a legend indicating that the sale, transfer or other disposition thereof by the holder is prohibited except in compliance with the Securities Act and the rules and regulations thereunder. Finally, no Shares shall be issued and delivered under the Plan, unless the issuance and delivery of those Shares shall comply with all relevant regulations and any registration, approval or action thereunder.

(j)	Headings. Headings are given to the Sections and subsections of the Plan solely as a convenience to facilitate reference. Such headings shall not be deemed in any way material or relevant to the construction or interpretation of the Plan or any provision thereof.

(k)	No Guarantee of Tax Consequences. None of the Board, the Company nor the Committee makes any commitment or guarantee that any federal, state or local tax treatment will apply or be available to any person participating or eligible to participate hereunder.

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SECTION 10. Effective Date.

Subject to approval of the Plan by the stockholders of the Company within 12 months of the date it is adopted by the Board, the Plan will become effective as of the Effective Date.

SECTION 11. Term of the Plan.

Unless earlier terminated pursuant to Section 7, the Plan shall terminate on, and no Award shall be granted under the Plan after the tenth anniversary of the Effective Date. However, unless otherwise expressly provided in the Plan or in an applicable Award Agreement, any Award granted prior to such expiration or termination, and the authority of the Board or the Committee to amend, alter, adjust, suspend, discontinue, or terminate any such Award or to waive any conditions or rights under such Award, shall extend beyond such expiration or termination date.

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AMENDMENT NO. 1

TO

REVOLUTION LIGHTING TECHNOLOGIES, INC.

2013 STOCK INCENTIVE PLAN

Effective as of May 12, 2014

WHEREAS, Revolution Lighting Technologies, Inc. (the “Company”) sponsors and maintains the Revolution Lighting Technologies, Inc. 2013 Stock Incentive Plan (the “Plan”),

WHEREAS, the Company reserved 200,000 shares of the Company’s common stock, par value $0.001 per share (the “Common Stock”), for issuance under the Plan;

WHEREAS, the Company’s Board of Directors (the “Board”) previously approved an amendment to the Plan to increase the number of shares of Common Stock that may be issued under the Plan from 200,000 to 300,000 shares;

WHEREAS, Section 7 of the Plan reserves to the Board, the right to amend the Plan at any time and from time to time;

NOW, THEREFORE, effective as of the date hereof, Section 4(a) of the Plan is hereby amended and restated in its entirety, to read as follows:

“(a) Shares Available. Subject to adjustments as provided in Section 4(c), the maximum number of Shares that may be issued under the Plan shall be 300,000 all of which may be issued in respect of Incentive Stock Options. In the event that any outstanding Award expires, is cancelled or otherwise terminated, any rights to acquire Shares allocable to the unexercised or unvested portions of such Award shall again be available for the purposes of the Plan. In the event that Shares issued under the Plan are reacquired by the Company pursuant to any forfeiture provision, such Shares shall again be available for the purposes of the Plan. In the event a Participant pays for any Award through the delivery of previously acquired Shares, the number of Shares available shall be increased by the number of Shares delivered by the Participant.”

Except as expressly amended herein, the Plan and all of the provisions contained therein shall remain in full force and effect.

The undersigned officer hereby certifies that the foregoing amendment to the Plan was duly adopted and approved by the Board and the Company’s Stockholders effective as of the date first written above.

REVOLUTION LIGHTING TECHNOLOGIES, INC.

By:	/s/ Charles J. Schafer
Name:	Charles J. Schafer
Title:	President and CFO

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AMENDMENT NO. 2

TO

REVOLUTION LIGHTING TECHNOLOGIES, INC.

2013 STOCK INCENTIVE PLAN

Effective as of May 11, 2015

WHEREAS, Revolution Lighting Technologies, Inc. (the “Company”) sponsors and maintains the Revolution Lighting Technologies, Inc. 2013 Stock Incentive Plan (the “Plan”),

WHEREAS, the Company reserved 200,000 shares of the Company’s common stock, par value $0.001 per share (the “Common Stock”), for issuance under the Plan;

WHEREAS, the Company previously executed an amendment to the Plan to increase the number of shares of Common Stock that may be issued under the Plan from 200,000 to 300,000 shares;

WHEREAS, the Company’s Board of Directors (the “Board”) previously approved an amendment to the Plan to increase the number of shares of Common Stock that may be issued under the Plan from 300,000 to 600,000 shares;

WHEREAS, Section 7 of the Plan reserves to the Board, the right to amend the Plan at any time and from time to time;

NOW, THEREFORE, effective as of the date hereof, Section 4(a) of the Plan is hereby amended and restated in its entirety, to read as follows:

“(a) Shares Available. Subject to adjustments as provided in Section 4(c), the maximum number of Shares that may be issued under the Plan shall be 600,000 all of which may be issued in respect of Incentive Stock Options. In the event that any outstanding Award expires, is cancelled or otherwise terminated, any rights to acquire Shares allocable to the unexercised or unvested portions of such Award shall again be available for the purposes of the Plan. In the event that Shares issued under the Plan are reacquired by the Company pursuant to any forfeiture provision, such Shares shall again be available for the purposes of the Plan. In the event a Participant pays for any Award through the delivery of previously acquired Shares, the number of Shares available shall be increased by the number of Shares delivered by the Participant.”

Except as expressly amended herein, the Plan and all of the provisions contained therein shall remain in full force and effect.

The undersigned officer hereby certifies that the foregoing amendment to the Plan was duly adopted and approved by the Board and the Company’s Stockholders effective as of the date first written above.

REVOLUTION LIGHTING TECHNOLOGIES, INC.

By:	/s/ Charles J. Schafer
Name:	Charles J. Schafer
Title:	President and CFO

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AMENDMENT NO. 3

TO

REVOLUTION LIGHTING TECHNOLOGIES, INC.

2013 STOCK INCENTIVE PLAN

Effective as of [-], 2016*

WHEREAS, Revolution Lighting Technologies, Inc. (the “Company”) sponsors and maintains the Revolution Lighting Technologies, Inc. 2013 Stock Incentive Plan (the “Plan”),

WHEREAS, the Company reserved 200,000 shares of the Company’s common stock, par value $0.001 per share (the “Common Stock”), for issuance under the Plan;

WHEREAS, the Company previously executed amendments to the Plan to increase the number of shares of Common Stock that may be issued under the Plan from 200,000 to 600,000 shares;

WHEREAS, the Company’s Board of Directors (the “Board”) previously approved an amendment to the Plan to increase the number of shares of Common Stock that may be issued under the Plan from 600,000 to 1,100,000 shares and increase the number of shares that may be issued to an individual for the achievement of performance goals from 30,000 to 75,000 shares per calendar year;

WHEREAS, Section 7 of the Plan reserves to the Board, the right to amend the Plan at any time and from time to time;

NOW, THEREFORE, effective as of the date hereof, Sections 4(a) and 4(d) of the Plan are hereby amended and restated in their entirety, to read as follows:

“(a) Shares Available. Subject to adjustments as provided in Section 4(c), the maximum number of Shares that may be issued under the Plan shall be 1,100,000 all of which may be issued in respect of Incentive Stock Options. In the event that any outstanding Award expires, is cancelled or otherwise terminated, any rights to acquire Shares allocable to the unexercised or unvested portions of such Award shall again be available for the purposes of the Plan. In the event that Shares issued under the Plan are reacquired by the Company pursuant to any forfeiture provision, such Shares shall again be available for the purposes of the Plan. In the event a Participant pays for any Award through the delivery of previously acquired Shares, the number of Shares available shall be increased by the number of Shares delivered by the Participant.

(d) Limit on Individual Awards. Subject to adjustment as provided in Section 4(c), the maximum aggregate number of Shares which shall be available for the grant of Options and SARs to any one individual under the Plan during any calendar year shall be limited to 50,000 Shares. Subject to adjustment as provided in Section 4(c), the maximum number of Shares subject to Awards (other than Options and SARs) that are intended to qualify as performance-based compensation under Section 162(m) of the Code and may be paid to any one individual based on the achievement of Performance Goals established by the Committee for any calendar year is 75,000 Shares, or if such award is payable in cash, $750,000. In the case of multi-year performance periods, the amount which is paid for any one calendar year of the performance period is the amount paid for the performance period divided by the number of calendar years in the period. The limitations in this Section 4(d) shall be interpreted and applied in a manner consistent with Section 162(m) of the Code.”

Except as expressly amended herein, the Plan and all of the provisions contained therein shall remain in full force and effect.

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The undersigned officer hereby certifies that the foregoing amendment to the Plan was duly adopted and approved by the Board and the Company’s Stockholders effective as of the date first written above.

REVOLUTION LIGHTING TECHNOLOGIES, INC.

By:
Name:	Robert V. LaPenta
Title:	Chairman of the Board, CEO and President

*	Amendment No. 3 effective date shall be the date stockholder approval is obtained.

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ANNEX B

Capital Amendment

The Capital Amendment would revise the first paragraph of Article Fourth of the Company’s Certificate of Incorporation to read as follows:

“FOURTH:  The total number of shares of stock which the Corporation shall be authorized to issue is Thirty-Five Million (35,000,000) shares of Common Stock, each share having $0.001 par value, and Five Million (5,000,000) shares of Preferred Stock, each share having $0.001 par value.”

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